Annual Report
for the year ending December 31, 2000

MMA Praxis
Mutual Funds

Intermediate Income Funds

Growth Fund

International Fund

[LOGO OF MMA]                                                               2000

 Table of contents
Table of contents

Message from the President..................................................   1
MMA Praxis Stewardship Investing Update.....................................   6

MMA Praxis Intermediate Income Fund
 Portfolio manager's letter.................................................   8
 Performance review.........................................................  10
 Schedule of portfolio investments..........................................  12
 Statement of assets and liabilities........................................  18
 Statement of operations....................................................  19
 Statements of changes in net assets........................................  20
 Financial highlights.......................................................  21

MMA Praxis Growth Fund
 Portfolio manager's letter.................................................  23
 Performance review.........................................................  26
 Schedule of portfolio investments..........................................  28
 Statement of assets and liabilities........................................  32
 Statement of operations....................................................  33
 Statements of changes in net assets........................................  34
 Financial highlights.......................................................  35

MMA Praxis International Fund
 Portfolio manager's letter.................................................  37
 Performance review.........................................................  40
 Schedule of portfolio investments..........................................  42
 Statement of assets and liabilities........................................  48
 Statement of operations....................................................  49
 Statements of changes in net assets........................................  50
 Financial highlights.......................................................  51
Notes to Financial Statements...............................................  53
Report of Independent Accountants...........................................  61

  Message from the
         President
Message from the President
Financial markets in review

Dear MMA Praxis Mutual Fund Shareholders:

Academics, historians, and market pundits may someday point to 2000 as the year the Internet stock bubble burst, tossing it in the annals with other deflated investment crazes, such as the tulip bulb mania and Nifty-Fifty stocks (1960s). Individual investors should look at the past year as a cautionary example of the perils of succumbing to the lure of such manias, and of not maintaining a well-diversified portfolio.

The following is a summary of the investment markets in the year 2000 along with some interesting market factoids:

- The Nasdaq Composite Index/1/ (Nasdaq) may have dropped 39.3 percent in 2000, its worst annual showing since its inception in 1971, but with the exception of the technology sector, the market was not all that grim. Indeed, more than half of the stocks that started the year in the Standard & Poor's 500 Stock Index/2/ (S&P 500) finished higher, as major industry groups like pharmaceuticals, elec-tric utilities, energy and insurance stocks enjoyed strong performance.

- The S&P 500 declined 9.1 percent, its weakest performance since 1977, but much of this is attributable to the decline in technology stocks. The Dow Jones Industrial Average/3/ (DJIA) was off a more modest 4.9 percent.

- Since March 10, 2000, the date the Nasdaq peaked, technology stocks are off nearly 50.0 percent, reducing the technology sector weighting in the S&P 500 from 34.0 percent to around 23.0 percent. At the same time, non-tech components of the S&P 500 have risen about 10.0 percent on average. Interestingly, just days before March 10, pharmaceutical stocks bottomed for the year; they've since risen over 50.0 percent! On March 7, Merck & Co., a well-known pharmaceu-tical company, traded for $52 per share. Since then, the shares have nearly doubled to $94 per share. (Merck is a long-term holding in the MMA Praxis Growth Fund.)

- Value investing, after years of underperforming its growth-style counterpart, finally reversed its losing trend. Value stocks in the S&P 500 returned around
6.0 percent last year, while growth issues fell over 22.0 percent, marking the first calendar year of outperformance for value since 1993. Many value parti-sans believe that their style is
--------
/1/The Nasdaq Composite Index is a market-capitalization price-only index that tracks the performance of domestic common stocks traded on the regular Nasdaq market as well as National Market System, traded foreign common stocks and American Depository Receipts.
/2/The Standard & Poor's 500 Index is an unmanaged index, generally representa-tive of the U.S. stock market as a whole. Investors cannot invest directly in any index although they can invest in its underlying securities.

/3/The Dow Jones Industrial Average is an unmanaged index, generally represen-tative of the performance of 30 price-weighted industrial stocks.

now poised for several years of outperformance. History suggests that these relative outperformance cycles often last for multiple years.

- After a very strong 1999, international stocks experienced major pullbacks. According to Morningstar, the average diversified foreign stock fund was down nearly 16.0 percent for 2000. Several factors contributed to this horrendous showing. First, the Euro's continuing slide cast a pall over foreign-stock funds, as nearly half of the assets invested in this category of funds are in Europe. The Japanese market also suffered major losses, and many funds were hurt from exposure to this region of the world. Finally, many international funds had major holdings in the popular technology and telecommunications sec-tors, which were battered.

Lessons learned from the year 2000

The year 2000 was a textbook case of investor lessons that have been taught be-fore, and which needed to be learned again. Investors who abandoned conven-tional strategies to invest in hype and so-called promising stories were hurt, in some cases quite severely.

Recently, a prominent mutual fund industry leader offered five lessons that in-vestors should have learned from the topsy-turvy markets of 2000. Here, in sum-mary, are lessons that the astute investor will glean from the markets of last year:

1. Stay focused on the long-term. Some investors experiencing losses this year for the first time may be discouraged. Forget 2000. Remember the time hori-zon of your financial planning goal. If you are 50 and plan to retire at 70, it doesn't matter whether you win the race in any given year, but rather that you have achieved success at the retirement finish line.

2. Don't chase yesterday's winners. While tempting, investors must resist the natural human inclination to buy into last year's best performing invest-ments. Quite often, this is a loser's game. Case in point. Many investors bought into technology funds late in 1999 or early in 2000. Since then, technology is down 50.0 percent. Focus on building an asset allocation strategy that is consistent with your investment time horizon, risk toler-ance and financial goals. Then stick to it with periodic rebalancing to bring your allocations in line with the targets. Remember that asset allo-cation is one of the most important determinants of long-term portfolio performance.

3. Tune out the day-to-day "noise" that is created by the media and on-line chat rooms. It is disheartening to see some financial service firms encour-aging their clients to buy beepers to keep abreast of minute-to-minute de-velopments in the stock and bond markets. This often leads to impulsive and counterproductive decision making.

4. Diversification still matters. Last year technology was hot and bonds were not. This year bonds, small-cap value stocks and utilities were big win-ners. No one knows which asset class will perform best in any given year. Spread your investments across different securities in different asset classes and reduce your risk. Mutual funds are a great vehicle to use to accomplish diversification.

5. Minimize your trading activity. In 1999, investors held a mutual fund only two years on average compared with the 10-year holding period just a few years ago. The Internet has made performance shopping for mutual funds far too easy, which in-
  creases the likelihood that investors will chase yesterday's winners. Two professors from the University of California studied the behavior patterns of investors before and after they began trading online. While portfolio turn-over grew by 30 percent, investment returns declined, falling a full three points behind the market. Over a lifetime of investing, that could cost an investor three-quarters of a million dollars of returns on a $10,000 initial investment.

Portfolio performance

MMA Praxis Intermediate Income Fund

Bond funds did what they were supposed to do last year - provided a steady stream of income - which helped offset the losses that plagued stock investors in 2000. The MMA Praxis Intermediate Income Fund Class A Share (NAV*) provided a total return of 8.03 percent, while Class B Share (NAV*) posted gains of 7.68 percent rewarding shareholders with the highest returns since 1995. While these are strong, absolute returns, they lagged their passive benchmark (the Lehman Brothers Aggregate Bond Index/4/), which rose 11.63 percent thanks to strength in government bonds and mortgage-backed securities. Compared to its Morningstar peer category group, your fund was off 0.97 percent (A Share) and 1.32 percent (B Share)/5/. Several factors contributed to the relative underperformance. The most significant factors were our inability to hold Government bonds (due to our social policies) and several lower grade corporate bonds that experienced downgrades by the credit rating services. More detailed information can be found in the Performance Review section by the portfolio manager.

MMA Praxis Growth Fund

The Growth Fund Class A Share (NAV*) returned -0.43 percent for the year 2000 while Class B Share (NAV*) returned -1.04 percent. While we lament any return with a negative number, on a comparative basis we are very pleased with our eq-uity fund results in 2000. Both classes of shares outperformed our designated passive benchmark, the S&P 500, by well over 8.0 percent. According to Morning-star, the Growth Fund performed in the top 17 percent (A Share) and top 18 per-cent (B Share) out of 980 large-cap blend equity funds for the 12-month period ending 12/31/00./6/ Our strategy of blending a portfolio of quality companies representing both growth and value stocks served our shareholders well during 2000.

The results of 2000 represent the best relative performance of the MMA Praxis Growth Fund against our public benchmark and peer competitors since the incep-tion of the
--------
/4/The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Inc., Stan-dard & Poor's Corporation, or Fitch Investors Services, Inc., with at least one-year to maturity.
/5/The Morningstar category of Intermediate Term Bond Funds returned 9.00% for the 12 months ended 12/31/00. Morningstar is an independent rating agency. /6/For the 12-month, three-year and five-year periods ended 12/31/00, the
   Growth Fund (Class B Share) ranked top 18% out of 980 funds, top 87% out of 698 funds and top 86% out of 396 funds, respectively in the Morningstar cat-egory of Large-Cap Blend Equity Funds. For the 12-month period ended 12/31/00, the Growth Fund (Class A Share) ranked top 17% out of 980 funds in the Morningstar category of Large-Cap Blend Equity Funds. Class A Share was not ranked for the three- and five-year periods.

Fund nearly seven years ago. I am confident that the new portfolio management team (effective May of 2000) and their adherence to a clearly defined invest-ment strategy -low portfolio turnover and careful attention to risk management
- may make the MMA Praxis Growth Fund an ideal candidate as a core equity hold-ing in a "values based" investment portfolio.

MMA Praxis International Fund/7/

After impressive returns in 1999, overseas stocks gave up some of their appre-ciation in 2000. The MMA Praxis International Fund Class A Share (NAV*) was down 20.23 percent while Class B Share (NAV*) was off 20.64 percent. The Fund's passive benchmark, the Morgan Stanley Capital International (MSCI) Europe, Aus-tralasia and Far East (EAFE)(R) Index/8/, was off 14.17 percent while the peer category, the Morningstar Foreign Stock Fund group, gave up 15.79 percent. A full explanation of the International Fund's performance and outlook can be found later in this report.

It will be unfortunate if recent investors in this Fund become overly discour-aged by the year 2000 performance and elect to move out of the international equity markets. Remember that the value of overseas investing is realized over long periods of time and provides exposure to nearly 50 percent of the world's market capitalization that you cannot access through the U.S. What's more, al-though foreign stocks have tended to follow the downward trend of U.S. stocks over the past year, the historical correlations between U.S. and foreign stocks remains a low 0.50, meaning that foreign stocks follow the direction of U.S. markets only half the time. Low correlations are what allow investors to poten-tially boost their long-term performance and reduce long-term risk by incorpo-rating foreign stocks into a portfolio.

Conclusion

The year 2000 saw several major developments in MMA's stewardship investing ac-tivities. Please be sure to read the report by Mark Regier on page six for an in-depth review on these enhancements to our faith-based investing program.

We remain grateful for the trust and confidence you have demonstrated in MMA Praxis Mutual Funds. We take our stewardship responsibilities seriously and will endeavor to generate both financial and social returns on your invest-ments.
--------
/7/International investing involves increased risk and volatility.
/8/The Morgan Stanley Capital International Europe, Australasia and Far East
   Index (MSCI EAFE)(R) is an unmanaged index, generally representative of the performance of the major stock markets in those regions.

Thank you for allowing us to partner with you in meeting your financial plan-ning goals.

Sincerely,

/s/ John L. Liechty
John L. Liechty, ChFC
President, MMA Praxis Mutual Funds
--------
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge or applicable contingent deferred sales charge. Please refer to each fund's individual performance overview section for more complete performance history.

        MMA Praxis
       Stewardship
  Investing Update
MMA Praxis Stewardship Investing Update

New guidelines lead the way

Perhaps one of the most important events of the year was the official approval and release of MMA Praxis' new Stewardship Investing Guidelines. After 18 months of development, these guidelines introduce a new approach to company evaluation that de-emphasizes arbitrary rules and thresholds, while valuing real social outcomes, impact, and corporate conviction. The new guidelines were shaped to reflect the values of our 500-year-old faith tradition, while accom-modating a holistic understanding of corporate social responsibility and the ever-changing range of issues this entails.

The guidelines center around six broad, positive core values that seek to:

1.  Respect the dignity and value of all people.

2.  Build a world at peace and free from violence.

3.  Demonstrate a concern for justice in a global society.

4.  Exhibit responsible management practices.

5.  Support and involve communities.

6.  Practice environmental stewardship.

These values and their related behaviors represent our highest expectations for corporate practice and will guide our efforts to seek out companies whose ac-tions most fully reflect our desire for positive social impact and responsibility.

In the year ahead, we will continue to support these new guidelines and work to empower and inform our financial managers, our stewardship investing staff and the investing public. For a complete description of Stewardship Investing Guidelines, visit the MMA Praxis web site at www.mmapraxis.com.

Giving voice to our values

Throughout 2000, MMA Praxis placed a priority on efforts that would support the conviction integral to our role as stewardship investors: "challenging harmful activities, encouraging positive social change, and supporting wise business decisions that focus on long-term benefits for all stakeholders."

In July, MMA Praxis led a 30-member coalition of religious investors intent on challenging AT&T's decision to increase the level of pornographic material available through its digital cable system. While our effort to engage the com-pany received much publicity, it elicited no significant response from AT&T ex-ecutives. This lack of response convinced MMA Praxis and seven religious insti-tutional investors (representing 1.6 million shares of stock) to file a shareholder resolution with AT&T asking for a comprehensive report on the financial and legal liabilities related to increased involvement with pornography. On Christmas weekend, AT&T announced its challenge of our resolution at the Securities and Exchange Commission, seeking permission to omit the resolution from its 2001 proxy ballot. We are now finalizing our de-fense of the resolution and anticipate a ruling by the SEC in February. For more information on this shareholder advocacy effort and ways you can partici-pate, visit our Web site at www.mmapraxis.com.

In November of 2000, MMA Praxis became the first faith-based mutual fund to post its domestic proxy voting record and intentions on the World Wide Web. At the same time, we also became the first of all mutual funds to open our inter-national proxy voting record and intentions to the general public. Proxy vote disclosure has become an increasingly important issue for investors concerned about the social impact of their investments. Mutual funds, pension programs and foundations are under mounting pressure from social and corporate gover-nance advocates to share with participants how they vote their proxies and re-veal just whose interests are served by these votes. You can check out the MMA Praxis voting record - even sorting company ballots according to our six core values - by visiting MMA Praxis on the Web.

For the first time, MMA Praxis has been asked to participate in two shareholder resolution filings in a foreign country. MMA Praxis has agreed to assist U.S. PIRG (an American environmental advocacy group) and a number of Socially Re-sponsible Investing (SRI) money managers with a shareholder resolution with BP Amoco in England. The resolution requests a report on social and environmental liabilities related to BP's desire to open the Arctic National Wildlife Refuge in Alaska to drilling. A second resolution, also at BP Amoco, allows MMA Praxis to lend support to British religious investors, represented by the Ecumenical Council on Corporate Responsibility. These investors want to see BP Amoco apply the same environmental and human rights standards it uses for its own opera-tions to the activities of the companies in which it invests. The resolution, in part, grows out of investor concerns related to BP's recent investment in PetroChina, a spin-off of China National Petroleum Corporation, and its possi-ble connection to human rights violations in several developing countries. We hope that our involvement with these resolutions at BP Amoco will be but the first step and that MMA Praxis' commitment to stewardship investing is truly global.

Giving witness through our work

This past year we celebrated the founding of MMA Community Development Invest-ments Inc. This is a separate, non-profit organization committed to channeling investment dollars to disadvantaged communities and individuals. Once SEC ap-proval has been received, the MMA Praxis Board intends to include community de-velopment investments, at both near-market and below-market rates, as a small portion of each fund, as our commitment to stewardship investing principles. While the impact of fund returns is expected to be minimal, the social return for disadvantaged families and communities will be substantial. Watch the MMA Praxis Web site for continuing news and changes.

Mark A. Regier
Socially Responsible Investing Research and Advocacy Coordinator

        MMA Praxis
      Intermediate
       Income Fund
MMA Praxis Intermediate Income Fund
Annual report to shareholders
Portfolio manager's letter

The year 2000 was a good year for bonds. The 10-year Treasury yield dropped from 6.44 percent in January to 5.11 percent at year-end. When interest rates decline, bond prices rise, leading to solid gains.

Because MMA Praxis Intermediate Income Fund has a heavy corporate bond mix, the decline in Treasury rates was a mixed blessing. Corporate bond yields in many cases did not drop very much as concerns about an economic slowdown created a mini credit crunch. This in turn hit lower investment grade issues hardest.

Fund performance

For the year ended December 31, 2000, Class B Share (NAV*) returned 7.68 per-cent and Class A Share (NAV*) returned 8.03 percent. This trailed the Lehman Brothers Aggregate Bond Index/1/ return of 11.63 percent and the Lipper Inter-mediate Investment Grade Bond Fund average/2/ of 9.78 percent.

Portfolio holdings**

Some of the Intermediate Income Fund's best holdings included Kohl's (yielding
6.70 percent, maturing February 2006); FNMA (7.13s07); and First Data (5.80s08). These were all high-grade issues that did very well. All of our agencies appreciated considerably. Some of the weaker names were Comdisco, American Greetings, Crown Cork & Seal, and Cooper Tire. These tended to be weaker investment grade names that were caught in earnings squeezes.

We worked hard to upgrade the fund to reduce the risk profile. The overall credit rating is now a strong Aa3 level according to Moody's Investors Servic-es, Inc. With concerns about credit risk rising, we added to our agency hold-ings. This increased the fund's commitment to housing. We also tried to keep exposure to the natural gas industry high. Anadarko Petroleum and Keyspan East are significant names in that environmentally friendly sector.

Outlook

As we enter 2001, we look for the economy to start off at near recession levels but to improve as the year progresses. As the Federal Reserve eases rates fur-ther, corporate bonds should do very well. This should give us significant po-tential. Further, as interest rates decline more, capital appreciation should occur.

--------
* Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge of Class A Shares or the applicable contingent de-ferred sales charge of Class B Shares.
**  Portfolio holdings are subject to change.

We will favor agencies of the U.S. government next year, as they have very good credit quality. Although spreads between agencies and Treasuries have been ex-tremely wide, we expect some narrowing to occur, which should allow agencies to potentially outperform Treasuries.

With holdings in a few high-yield names, we believe the corporate bond holdings should do well. This sector of our portfolio may increase once an economic bot-tom comes clearly into sight.

We plan to add to mortgage holdings as opportunities arise. We believe this sector should do better later in the year once the sharpest decline in rates is over.

Delmar King
MMA Praxis Intermediate Income Fund Manager

       Performance
            review
MMA Praxis Intermediate Income Fund
Performance review

Average annual total returns % as of 12/31/00


                                    [GRAPH]

                                       A shares      B shares
                  1 Year                8.03%         7.68%
                  3 Year                4.48%         4.26%
                  5 Year                4.64%         4.51%
                  Since inception       5.07%         4.98%


                Inception                                                              Since
                Date                1 Year           3 Year           5 Year           Inception
                ---------           ------           ------           ------           ---------
Class A          5/12/99            8.03             4.48             4.64             5.07
Class A*         5/12/99            3.97             3.15             3.83             4.50
Class B          1/4/94             7.68             4.26             4.51             4.98
Class B**        1/4/94             3.68             3.67             4.35             4.98

Growth of $10,000 investment 1/4/94 to 12/31/00


                                    [GRAPH]

                                                            Lipper Intermediate
                                          Lehman Brothers     Investment Grade
            Class A*     Class B**   Aggregate Bond Index/1/    Bond Fund/2/

 1/4/94     $ 9,625      $10,000          $   10,000              $10,000
   6/94     $ 9,198      $ 9,557          $ 9,612.81              $ 9,609
  12/94     $ 9,231      $ 9,591          $ 9,708.14              $ 9,679
   6/95     $10,281      $10,682          $10,819.18              $10,677
  12/95     $10,844      $11,267          $11,501.83              $11,336
   6/96     $10,618      $11,032          $11,361.16              $11,183
  12/96     $11,084      $11,517          $11,917.58              $11,725
   6/97     $11,326      $11,768          $12,287.94              $12,070
  12/97     $11,928      $12,393          $13,071.71              $12,755
   6/98     $12,345      $12,827          $13,583.67              $13,236
  12/98     $12,797      $13,297          $14,205.52              $13,759
   6/99     $12,581      $13,061          $14,008.81              $13,565
  12/99     $12,591      $13,044          $14,087.56              $13,625
   6/00     $12,873      $13,327          $14,648.09              $14,074
  12/00     $13,602      $14,046          $15,726.06              $15,067


This chart represents historical performance of a hypothetical investment of $10,000 in the Intermediate Income Fund from 1/4/94 to 12/31/00, and represents the reinvestment of dividends and capital gains in the fund.
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth reflects certain expenses that were voluntarily re-duced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.
*  Reflects maximum sales charge of 3.75%
** Reflects applicable contingent deferred sales charge of 4.00%
Class A Shares of this fund were not in existence prior to 5/12/99. Class A Shares performance calculated for any period prior to 5/12/99 is based on the performance of Class B Shares since inception 1/4/94.
/1/The Lehman Brothers Aggregate Bond Index includes fixed rate debt issues rated investment grade or higher by Moody's Investors Services, Inc., Stan-dard & Poor's Corporation, or Fitch Investors Services, Inc., with at least one-year to maturity.
/2/The Lipper Intermediate Investment Grade Bond Fund Average includes funds that invest at least 65 percent of assets in investment grade debt issues (rated in top four grades) with dollar-weighted average maturities of five to ten years.
The above indices are for illustrative purposes only and do not reflect the de-duction of expenses associated with a mutual fund, such as investment manage-ment and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, al-though they can invest in its underlying securities.

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments
December 31, 2000

       Schedule of
         portfolio
       investments

                                                         PRINCIPAL  MARKET
SECURITY DESCRIPTION                                     AMOUNT     VALUE

-------------------------------------------------------------------------------

ASSET BACKED SECURITIES: 0.5%

  American Express Master Trust, Series 1994-3, Class
   A, 7.85%, 8/15/05...................................  $  250,000 $   264,628
                                                                    -----------

TOTAL ASSET BACKED SECURITIES..........................                 264,628
                                                                    -----------

COLLATERALIZED MORTGAGE OBLIGATIONS: 3.9%
  Fannie Mae, Series 1996-M6, Class G, 7.75%, 9/17/23,
   ACES................................................     266,599     267,891
  Fannie Mae, Series 1997-M4, Class C, 7.30%, 8/17/18,
   ACES................................................     550,000     555,844
  Freddie Mac, Series T-11, Class A4, 6.50%, 3/25/11...     500,000     491,326
  Small Business Investment Companies, Series 1995-
   P10C, Class 1, 7.35%, 8/1/05........................     203,177     214,224
  Vendee Mortgage Trust, Series 1993-2, Class I, 6.75%,
   3/15/06.............................................     500,000     503,365
                                                                    -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS..............               2,032,650
                                                                    -----------


CORPORATE BONDS: 53.3%

BROADCASTING/CABLE: 1.0%
  CSC Holdings Inc., 8.13%, 7/15/09....................     500,000     509,375
                                                                    -----------

BROKERAGE SERVICES: 2.3%
  Goldman Sachs Group, 6.65%, 5/15/09..................   1,250,000   1,220,313
                                                                    -----------

CONSUMER GOODS & SERVICES: 2.6%
  American Greetings, 6.10%, 8/1/28....................   1,000,000     860,000
  VF Corp., 8.10%, 10/1/05 ............................     500,000     515,625
                                                                    -----------
                                                                      1,375,625
                                                                    -----------

DATA PROCESSING & REPRODUCTION: 1.8%
  First Data Corp., 5.80%, 12/15/08....................   1,000,000     937,500
                                                                    -----------

ELECTRIC--INTEGRATED: 1.9%
  Niagara Mohawk Power, 8.50%, 7/1/23, Callable 7/1/02
   @ 103.89............................................     250,000     259,375
  Sierra Pacific Resources, 8.75%, 5/15/05.............     700,000     735,000
                                                                    -----------
                                                                        994,375
                                                                    -----------
ENTERTAINMENT: 0.9%
  Harman International Ind., 7.32%, 7/1/07.............     500,000     489,375
                                                                    -----------


FINANCIAL SERVICES: 5.0%
  Comdisco Inc., 6.00%, 1/30/02........................   1,000,000     849,999
  Discover Card Master Trust, 5.90%, 7/17/07...........     500,000     514,304

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2000

                                                         PRINCIPAL  MARKET
SECURITY DESCRIPTION                                     AMOUNT     VALUE

-------------------------------------------------------------------------------

CORPORATE BONDS, continued

FINANCIAL SERVICES, continued
  Equifax, Inc., 6.90%, 7/1/28.........................  $  500,000 $   446,250
  Export Funding Trust, Series 1994-A, Class A, 7.89%,
   2/15/05.............................................     112,500     114,117
  Osprey Trust, 8.31%, 1/15/03 (b).....................     500,000     510,625
  Osprey Trust, 7.80%, 1/15/03 (b).....................     200,000     202,250
                                                                    -----------
                                                                      2,637,545
                                                                    -----------

FOOD DISTRIBUTORS & WHOLESALERS: 1.0%
  Secured Finance, Inc.--Kroger, 9.05%, 12/15/04.......     250,000     275,625
  SUPERVALU, Inc., 7.80%, 11/15/02.....................     260,000     264,875
                                                                    -----------
                                                                        540,500
                                                                    -----------

FOOD STORES: 0.5%
  Shoppers Food, 9.75%, 6/15/04........................     250,000     261,875
                                                                    -----------

FOREST PRODUCTS--LUMBER & PAPER: 1.7%
  Weyerhaeuser Co., 6.95%, 8/1/17......................   1,000,000     898,750
                                                                    -----------

INDUSTRIAL GOODS & SERVICES: 4.4%
  CSR America, Inc., 6.88%, 7/21/05....................   1,020,000   1,016,174
  Masco Corp., 6.13%, 9/15/03..........................     500,000     488,125
  Masco Corp., 7.75%, 8/01/29..........................   1,000,000     831,250
                                                                    -----------
                                                                      2,335,549
                                                                    -----------

INSURANCE: 2.4%
  Allstate Corp., 6.75%, 6/15/03.......................     250,000     252,813
  Harleysville Group, Inc., 6.75%, 11/15/03............     500,000     502,500
  Protective Life Corp., 7.95%, 7/1/04.................     500,000     519,375
                                                                    -----------
                                                                      1,274,688
                                                                    -----------

MEDICAL EQUIPMENT & SUPPLIES: 0.8%
  Hillenbrand Industries, 7.00%, 2/15/24...............     500,000     426,875
                                                                    -----------

METALS--FABRICATION: 1.0%
  Worthington Industries, Inc., 7.13%, 5/15/06.........     500,000     508,750
                                                                    -----------

NATURAL GAS PRODUCTION AND/OR DISTRIBUTION: 2.0%
  Keyspan Gas East, 7.79%, 2/1/10......................     500,000     537,500
  Limestone Electron Trust, 8.63%, 3/15/03 (b).........     500,000     515,000
                                                                    -----------
                                                                      1,052,500
                                                                    -----------

OIL & GAS EXPLORATION, PRODUCTION & SERVICES: 0.5%
  Louisiana Land & Exploration Co., 8.25%, 6/15/02.....     250,000     256,563
                                                                    -----------

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2000

                                                         PRINCIPAL  MARKET
SECURITY DESCRIPTION                                     AMOUNT     VALUE

-------------------------------------------------------------------------------

CORPORATE BONDS, continued

OIL & GAS TRANSMISSION: 1.2%
  Questar Pipeline Co., 9.88%, 6/1/20, Callable 6/1/01
   @ 104.21............................................  $  100,000 $   104,375
  Sonat Inc., 7.63%, 7/15/11...........................     500,000     518,125
                                                                    -----------
                                                                        622,500
                                                                    -----------

OIL--INTEGRATED: 1.4%
  Repsol International Finance, 7.45%, 7/15/05.........     700,000     720,125
                                                                    -----------

OIL--U.S. EXPLORATION & PRODUCTION: 0.9%
  Anadarko Petroleum Corp., 7.20%, 3/15/29.............     500,000     489,375
                                                                    -----------

PAPER PRODUCTS: 0.9%
  Westvaco Corp., 6.85%, 11/15/04......................     500,000     492,500
                                                                    -----------

PHARMACEUTICALS: 0.9%
  Watson Pharmaceuticals, 7.13%, 5/15/08...............     500,000     468,125
                                                                    -----------

RETAIL--DEPARTMENT STORES: 3.8%
  Federated Department Stores, 8.50%, 6/15/03..........     500,000     514,375
  Kohl's Corp., 6.70%, 2/1/06..........................     250,000     253,750
  Kohl's Corp., 7.25%, 6/1/29..........................     750,000     705,938
  May Department Stores, 8.75%, 5/15/29................     500,000     533,125
                                                                    -----------
                                                                      2,007,188
                                                                    -----------

RETAIL--DISCOUNT: 0.5%
  Dollar General Corp., 8.63%, 6/15/10.................     250,000     258,125
                                                                    -----------

SOFTWARE & COMPUTER SERVICES: 1.0%
  Sun Microsystems Inc., 7.00%, 8/15/02................     500,000     504,375
                                                                    -----------

TELECOM SERVICES: 1.4%
  AT&T Canada Inc., 7.65%, 9/15/06.....................     750,000     735,000
                                                                    -----------

TELEPHONE--INTEGRATED: 1.9%
  Qwest Capital Funding, 7.75%, 8/15/06 (b)............     500,000     511,250
  WorldCom Inc., 7.13%, 6/15/27........................     500,000     505,000
                                                                    -----------
                                                                      1,016,250
                                                                    -----------

TIRE & RUBBER: 0.8%
  Cooper Tire and Rubber Co., 7.75%, 12/15/09..........     500,000     434,375
                                                                    -----------

TRANSPORTATION SERVICES: 5.8%
  Federal Express, 9.88%, 4/1/02.......................     700,000     725,374
  Federal Express, 10.13%, 7/15/03.....................     400,000     431,000
  GATX Corp., 8.63%, 12/1/04...........................     250,000     260,000

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2000

                                                          PRINCIPAL  MARKET
SECURITY DESCRIPTION                                      AMOUNT     VALUE

--------------------------------------------------------------------------------

CORPORATE BONDS, continued

TRANSPORTATION SERVICES, continued
  Golden State Petroleum, 8.04%, 2/1/19.................  $  500,000 $   525,000
  Union Tank Car Co., 6.00%, 3/15/02....................     500,000     499,375
  Union Tank Car Co., 7.13%, 2/1/07.....................     600,000     605,250
                                                                     -----------
                                                                       3,045,999
                                                                     -----------

UTILITIES--ELECTRIC: 0.9%
  Cincinnati Gas & Electric, 6.35%, 6/15/03.............     500,000     496,875
                                                                     -----------

UTILITIES--NATURAL GAS: 1.1%
  Michigan Consolidated Gas Co., 8.25%, 5/1/14..........     500,000     554,375
                                                                     -----------

UTILITIES--TELECOMMUNICATIONS: 1.0%
  Ameritech Capital Funding Corp., 6.13%, 10/15/01......     500,000     500,000
                                                                     -----------

TOTAL CORPORATE BONDS...................................              28,065,345
                                                                     -----------

MEDIUM TERM NOTES: 2.0%

ELECTRIC--INTEGRATED: 1.0%
  Puget Sound Energy, Inc., 6.74%, 6/15/18..............     600,000     554,250
                                                                     -----------

UTILITIES--ELECTRIC: 0.5%
  Kentucky Power Co., 6.65%, 5/1/03.....................     250,000     248,750
                                                                     -----------

UTILITIES--NATURAL GAS: 0.5%
  UGI Utilities, Inc., Series B, 7.17%, 6/15/07.........     250,000     248,125
                                                                     -----------

TOTAL MEDIUM TERM NOTES.................................               1,051,125
                                                                     -----------

U.S. GOVERNMENT AGENCIES: 37.7%

FANNIE MAE: 21.0%
  6.41%, 2/6/02.........................................     500,000     503,670
  5.13%, 2/13/04........................................     500,000     494,105
  6.50%, 8/15/04........................................     500,000     512,955
  7.38%, 9/1/06.........................................     450,000     465,473
  7.13%, 3/15/07........................................   1,350,000   1,440,302
  6.24%, 4/1/08.........................................     970,667     975,931
  7.25%, 1/15/10........................................   2,500,000   2,713,726
  7.13%, 6/15/10........................................     500,000     541,250
  7.45%, 10/1/11........................................     481,566     512,099
  6.50%, 3/1/18.........................................     325,351     321,840
  6.50%, 5/1/18.........................................     762,065     753,042
  6.50%, 6/1/18.........................................     609,896     601,315
  7.00%, 11/1/19........................................     470,365     470,802

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2000

                                                          PRINCIPAL  MARKET
SECURITY DESCRIPTION                                      AMOUNT     VALUE

--------------------------------------------------------------------------------

U.S. GOVERNMENT AGENCIES, continued

FANNIE MAE, continued
  7.13%, 1/15/30........................................  $  411,000 $   458,754
  7.25%, 5/15/30........................................     250,000     285,000
                                                                     -----------
                                                                      11,050,264
                                                                     -----------

FEDERAL HOME LOAN BANK: 1.5%
  6.25%, 8/13/04........................................     250,000     254,375
  6.38%, 8/15/06........................................     500,000     513,610
                                                                     -----------
                                                                         767,985
                                                                     -----------

FREDDIE MAC: 6.4%
  6.88%, 1/15/05........................................   1,750,000   1,821,172
  7.00%, 11/1/07........................................     255,978     258,505
  6.00%, 1/1/14.........................................     512,998     507,319
  6.50%, 11/1/15........................................     315,952     312,672
  6.75%, 3/15/31........................................     425,000     457,406
                                                                     -----------
                                                                       3,357,074
                                                                     -----------

GOVERNMENT NATIONAL MORTGAGE ASSOC.: 6.8%
  6.88%, 9/15/08........................................     402,674     408,472
  7.50%, 2/15/23........................................     286,895     291,872
  7.50%, 2/20/30........................................     959,652     971,292
  6.50%, 5/15/34........................................     494,110     489,357
  6.93%, 9/15/39........................................     436,063     437,424
  6.85%, 10/15/39.......................................     498,050     498,513
  6.90%, 4/15/40........................................     499,054     500,142
                                                                     -----------
                                                                       3,597,072
                                                                     -----------

SMALL BUSINESS ADMINISTRATION: 0.1%
  7.25%, 9/25/18........................................      67,184      67,151
                                                                     -----------

STUDENT LOAN MORTGAGE ASSOC.: 1.9%
  1997-3, Class A2, 6.50%, 1/4/01*......................   1,000,000     992,900
                                                                     -----------

TOTAL U.S. GOVERNMENT AGENCIES..........................              19,832,446
                                                                     -----------

TOTAL INVESTMENTS (Cost $51,055,611) (a)--97.4%.........              51,246,194
  Other assets in excess of liabilities--2.6%...........               1,375,127
                                                                     -----------

TOTAL NET ASSETS--100.0%................................             $52,621,321
                                                                     ===========

MMA Praxis Intermediate Income Fund
Schedule of portfolio investments, continued
December 31, 2000
--------
(a) Represents cost for financial reporting purposes and differs from cost ba-sis for federal income tax purposes by the amount of losses recognized for financial reporting in excess of federal income tax reporting of $44,687. Cost for federal income tax purposes differs from market value by net unrealized appreciation of securities as follows:

Unrealized appreciation............................................. $1,073,257
Unrealized depreciation.............................................   (927,361)
                                                                     ----------
Net unrealized appreciation......................................... $  145,896
                                                                     ==========

(b)  144A security which is restricted as to resale to institutional investors.

* Variable rate security. Rate presented represents rate in effect at December 31, 2000. Maturity date reflects next rate change date.

ACES--Automatic Common Exchange Securities

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Statement of assets and liabilities
December 31, 2000

      Statement of
        assets and
       liabilities

ASSETS:
Investments, at value (Cost $51,055,611)..............................  $51,246,194
Cash..................................................................      778,696
Interest receivable...................................................      925,104
Receivable for investments sold.......................................          191
Receivable from investment advisor....................................        4,156
Prepaid expenses and other assets.....................................        8,646
                                                                        -----------
  Total Assets........................................................   52,962,987
                                                                        -----------
LIABILITIES:
Distributions payable.................................................      273,509
Accrued expenses and other payables:
 Administration fees..................................................        1,300
 Distribution fees....................................................       20,761
 Shareholder servicing fees...........................................        2,231
 Other................................................................       43,865
                                                                        -----------
  Total Liabilities...................................................      341,666
                                                                        -----------
NET ASSETS:
Capital stock, at par value...........................................       54,729
Additional paid-in-captial............................................   54,008,356
Distributions in excess of net investment income......................       (9,893)
Accumulated net realized losses from investment transactions..........   (1,622,454)
Net unrealized appreciation from investments..........................      190,583
                                                                        -----------
  Total Net Assets....................................................  $52,621,321
                                                                        ===========
Net Assets
 Class A..............................................................  $20,409,789
 Class B..............................................................   32,211,532
                                                                        -----------
  Total...............................................................  $52,621,321
                                                                        ===========
Shares of beneficial units outstanding
 (unlimited number of shares authorized with $.01 par value)
 Class A..............................................................    2,122,605
 Class B..............................................................    3,350,303
                                                                        -----------
  Total...............................................................    5,472,908
                                                                        ===========
Net asset value
 Class A--redemption price per share..................................  $      9.62
                                                                        ===========
    Maximum Sales Charge--Class A.....................................         3.75%
                                                                        ===========
    Maximum Offering Price (100%/(100%--Maximum Sales Charge)) of net
     asset value adjusted to nearest cent per share--Class A..........  $      9.99
                                                                        ===========
 Class B--offering price per share*...................................  $      9.61
                                                                        ===========

--------
* Redemption price per share (Class B) varies by length of time shares are held. (See note 4)

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Statement of operations
For the year ended December 31, 2000
      Statement of
        operations

INVESTMENT INCOME:
Interest............................................................  $3,558,870
                                                                      ----------

  Total Income......................................................   3,558,870
                                                                      ----------

EXPENSES:
Investment advisory fees............................................     254,422
Administration fees.................................................      76,338
Distribution fees--Class A..........................................      47,282
Distribution fees--Class B..........................................     239,845
Shareholder servicing fees--Class A.................................      47,282
Shareholder servicing fees--Class B.................................      79,948
Custodian fees......................................................       6,560
Accounting fees.....................................................      46,575
Trustees' fees and expenses.........................................       8,320
Transfer agent fees.................................................     142,468
Other expenses......................................................      54,224
                                                                      ----------

  Total expenses before reductions..................................   1,003,264
 Expenses reimbursed by investment advisor..........................    (452,232)
 Expenses paid by third parties.....................................      (6,560)
                                                                      ----------

  Total Expenses....................................................     544,472
                                                                      ----------

Net investment income...............................................   3,014,398
                                                                      ----------

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized losses from investment transactions....................  (1,510,613)
Net change in unrealized appreciation/(depreciation) from
 investments .......................................................   2,396,176
                                                                      ----------

Net realized and unrealized gains/(losses) on investments...........     885,563
                                                                      ----------

Net increase in net assets resulting from operations................  $3,899,961
                                                                      ==========

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Statements of changes in net assets

     Statements of
    changes in net
            assets

                                                      Year ended    Year ended
                                                      December 31,  December 31,
                                                      2000          1999
--------------------------------------------------------------------------------
From Investment Activities:

Operations:

Net investment income...............................  $ 3,014,398   $ 2,603,038
Net realized losses from investment transactions....   (1,510,613)     (113,260)
Net change in unrealized appreciation/(depreciation)
 from investments...................................    2,396,176    (3,345,091)
                                                      -----------   -----------
Change in net assets resulting from operations......    3,899,961      (855,313)
                                                      -----------   -----------

Distributions to Shareholders:

Class A
 From net investment income.........................   (1,167,212)     (604,477)
 In excess of net investment income.................       (3,051)           --
 From net realized gains from investment
  transactions......................................           --       (10,070)

Class B
 From net investment income.........................   (1,853,948)   (1,991,531)
 In excess of net investment income.................       (4,845)           --
 From net realized gains from investment
  transactions......................................           --       (18,695)
                                                      -----------   -----------

Change in net assets from distributions to
 shareholders.......................................   (3,029,056)   (2,624,773)
Change in net assets from capital transactions......      969,743    11,873,124
                                                      -----------   -----------
Change in net assets................................    1,840,648     8,393,038
                                                      -----------   -----------

Net Assets:
 Beginning of period................................   50,780,673    42,387,635
                                                      -----------   -----------
 End of period......................................  $52,621,321   $50,780,673
                                                      ===========   ===========

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Financial highlights
         Financial
        highlights
For a share of beneficial units outstanding

                                                     Class A Shares
                                         --------------------------------------
                                         Year ended        May 12, 1999 to
                                         December 31, 2000 December 31, 1999(a)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period....      $  9.46            $  9.88
                                              -------            -------

Investment Activities
 Net investment income..................         0.58               0.33
 Net realized and unrealized gains
  (losses) from investment
  transactions..........................         0.16              (0.37)
                                              -------            -------

Total from Investment Activities........         0.74              (0.04)
                                              -------            -------

Distributions
 Net investment income..................        (0.58)             (0.37)
 In excess of net investment income.....           --/\               --
 Net realized gains.....................           --              (0.01)
                                              -------            -------

Total Distributions.....................        (0.58)             (0.38)
                                              -------            -------

Net Asset Value, End of Period..........      $  9.62            $  9.46
                                              =======            =======

Total Return (excludes sales charge)....         8.03%             (0.45%)(b)

Ratios/Supplemental Data:
 Net Assets, End of Period (000)........      $20,410            $17,670
 Ratio of expenses to average net
  assets................................         0.85%              0.85%(c)
 Ratio of net investment income to
  average net assets....................         6.15%              5.81%(c)
 Ratio of expenses to average net
  assets*...............................         1.66%              1.66%(c)
 Portfolio turnover (d).................        49.66%             37.78%

--------
* During the period, certain expenses were voluntarily reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.
/\ Per share distributions were less than $0.005.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole with-out distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Intermediate Income Fund
Financial highlights, continued
For a share of beneficial units outstanding

                                                  Class B Shares
                         ----------------------------------------------------------------
                         Year ended   Year ended   Year ended   Year ended   Year ended
                         December 31, December 31, December 31, December 31, December 31,
                         2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period....   $  9.46      $ 10.17      $ 10.01      $  9.84      $ 10.17
                           -------      -------      -------      -------      -------

Investment Activities:
 Net investment income..      0.55         0.54         0.54         0.55         0.54
  Net realized and
   unrealized gains
   (losses) from
   investment
   transactions.........      0.15        (0.73)        0.17         0.17        (0.33)
                           -------      -------      -------      -------      -------

Total from Investment
 Activities.............      0.70        (0.19)        0.71         0.72         0.21
                           -------      -------      -------      -------      -------

Distributions
 Net investment income..     (0.55)       (0.51)       (0.54)       (0.55)       (0.54)
 In excess of net
  investment income.....        --/\         --           --           --           --
 Net realized gains.....        --        (0.01)       (0.01)          --           --
                           -------      -------      -------      -------      -------
Total Distributions.....     (0.55)       (0.52)       (0.55)       (0.55)       (0.54)
                           -------      -------      -------      -------      -------

Net Asset Value, End of
 Period.................   $  9.61      $  9.46      $ 10.17      $ 10.01      $  9.84
                           =======      =======      =======      =======      =======


Total Return (excludes
 redemption charge).....      7.68%       (1.90%)       7.29%        7.60%        2.22%

Ratios/Supplemental
 Data:
 Net Assets, End of
  Period (000)..........   $32,212      $33,111      $42,388      $33,339      $27,568
 Ratio of expenses to
  average net assets....      1.20%        1.16%        1.10%        1.10%        1.10%
 Ratio of net investment
  income to average net
  assets................      5.79%        5.35%        5.37%        5.65%        5.50%
 Ratio of expenses to
  average net assets*...      2.16%        2.17%        2.37%        2.62%        2.52%
 Portfolio turnover
  (a)...................     49.66%       37.78%       33.89%       60.05%       30.25%

--------
* During the period, certain expenses were voluntarily reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.
/\ Per share distributions were less than $0.005.
(a)Portfolio turnover is calculated on the basis of the Fund as a whole with-out distinguishing between classes of shares issued.

See notes to financial statements.

 MMA Praxis Growth
              Fund
MMA Praxis Growth Fund
Annual report to shareholders
Portfolio managers' letter

Good news and bad news

The good news? MMA Praxis Growth Fund handily outperformed its benchmark. The bad news? The benchmark delivered its first negative return in a decade.

The fund was not immune to the slide in technology stocks that drove the Stan-dard & Poor's 500 Stock Index/1/ (S&P 500) negative performance, but invest-ments in other areas of the market proved quite successful. As we highlighted in our semi-annual letter this year, investments in health care, energy, insur-ance, and utilities continued to provide strong performance for the second half of the year.

As noted in the president's letter, the fund's performance landed in the top quintile among other large-cap blend equity funds in Morningstar's universe. According to Morningstar, the Growth Fund performed in the top 17 percent (A Share) and top 18 percent (B Share) out of 980 large-cap blend equity funds for the 12-month period ending 12/31/00*. The fund's strong relative performance during this difficult year can be attributed to stock specific factors, a bias toward stocks with relatively low volatility, and an underweight in technology stocks.

Portfolio holdings**

The fund benefited from holding energy stocks such as Anadarko Petroleum and R&B Falcon. Anadarko is a gas and oil exploration and production company whose leverage to the natural gas market in the U.S. has driven the stock to over 100 percent returns for the year. R&B Falcon, an oil and gas driller, also deliv-ered outstanding returns (73.0 percent) due to its strong earnings outlook as the energy cycle continues. Transocean Sedco Forex is set to acquire R&B Falcon in March 2001.

Utilities companies Williams Cos. and El Paso Energy also contributed posi-tively to performance for the year. As shareholders may have read in the media, demand for power has remained very strong through the year, resulting in high natural gas prices and power-generating capacity shortages in places like Cali-fornia. This environment proved advantageous for transporters and generators of gas-fired power.

Finally, as we highlighted in our semi-annual report, ALZA Corp, an innovative pharmaceutical company, also generated above average returns for the portfolio. ALZA contin-
--------
* For the 12-month, three-year and five-year periods ended 12/31/00, the Growth Fund (Class B Share) ranked top 18% out of 980 funds, top 87% out of 698 funds and top 86% out of 396 funds, respectively in the Morningstar cat-egory of Large-Cap Blend Equity Funds. For the 12-month period ended 12/31/00, the Growth Fund (Class A Share) ranked top 17% out of 980 funds in the Morningstar category of Large-Cap Blend Equity Funds. Class A Share was not ranked for the three- and five-year periods.
** Portfolio holdings are subject to change.

ued to appreciate during the second half and we locked in gains on a portion of our holdings in August.

The fund was not without disappointments. The largest negative impacts on per-formance were telecommunication stocks WorldCom and AT&T. Lucent Technologies also hurt performance during the first half of the year as it lost market share to its competitor, Nortel Networks, which the fund also owns. Holding Lucent Technologies for the first half of the year cost the fund return, but we did sidestep an additional 64.0 percent decline in the stock by selling in early August.

Another stock that negatively affected performance was Electronics for Imaging. Despite the company's market leadership in a technology niche, the company's association with Xerox pressured the stock during the first three-quarters of the year. We sold both stocks in October.

Other factors

By holding stocks with lower than average volatility, the fund tended to outperform the market over periods when the market swooned, while lagging only slightly when the market rallied. In this year of market volatility and a down-ward trend, our strategy paid off.

Finally, we maintained a stance throughout the year that many technology stocks were overpriced given our expectations for their earnings growth. As a result, we positioned the fund with an underexposure to the technology sector. Conse-quently, this underexposure led to strong relative performance as the technol-ogy sector fell 34.0 percent during the year. During the second half of the year, we used the downturn in the sector to add a few large-cap technology stocks whose valuations reached more reasonable levels.

Outlook

We believe a significant risk exists for slower economic growth, at least in the first half of 2001. Whether or not the slowdown meets the strict definition of a recession (two consecutive calendar quarters of negative growth), the im-pact of slower growth will be noticed by consumers, workers and investors. Therefore, we expect modest returns from stocks again in 2001. We believe in-vestors must continue to adjust their expectations, as the outstanding perfor-mance many equity investors enjoyed from 1995 to 1999 is unlikely to repeat it-self in the coming five years.

The Federal Reserve appears to be vigilant against allowing the economy to slow too quickly, and so we expect additional rate cuts if economic data continues to suggest a weak economy.

Early in the year, we will continue to slightly overweight our presence in en-ergy stocks. Barring a "hard landing" for the economy, we expect demand for power generated by fossil fuels to remain strong and prices to remain high by historical standards. We also expect to maintain our underweight in technology stocks for the time being. While many technology stocks have fallen precipi-tously over the past nine months, we believe the group is still somewhat expensive due to our misgivings about fourth quarter 2000 and first quarter 2001 earnings announcements. However, we will likely be increasing our exposure to the technology sector during the year as we antici-pate that further Federal Reserve rate cuts will eventually spur an economic recovery.

Investment philosophy

We seek to achieve long-term growth of capital through an actively managed core equity portfolio. We do this by performing fundamental financial analysis to identify superior companies trading at reasonable valuations. The portfolio is built around a core of large-cap companies, but we supplement the core with mid-cap companies with the potential to outperform the market.

We keep a careful watch of the average volatility of our portfolio. The inten-tion is to remain fairly close to the S&P 500 Index when markets are rising and to outperform when the markets correct themselves. We believe our core holdings in large-cap growth and value stocks will keep the portfolio performance re-spectable in those strong up markets.

We have adopted a practice of trading less and thus reducing turnover in the portfolio. We do this for two reasons. First, for clients whose investments are in taxable accounts, careful trading on a less frequent basis translates into lower capital gains taxes. Second, we believe it makes sense to hold stocks longer on average since, when we buy a stock, we are buying a claim on the fu-ture earnings of that company.

Ultimately, our goal as active equity managers is to diligently follow our dis-ciplines in order to outperform the S&P 500 Index over the long-term.

No matter what the U.S. equity markets deal us in 2001, we will continue to pursue investments in superior companies trading at reasonable valuations.

Chad M. Horning
John M. Nussbaum, CFA
MMA Praxis Growth Fund Managers

       Performance
            review
MMA Praxis Growth Fund
Performance review

Average annual total returns % as of 12/31/00


                                    [GRAPH]

                                       A shares      B shares
                  1 Year                -0.43%        -1.04%
                  3 Year                 5.94%         5.56%
                  5 Year                12.21%        11.97%
                  Since inception       13.20%        13.02%



                Inception                                                              Since
                Date                1 Year           3 Year           5 Year           Inception
                ---------           ------           ------           ------           ---------
Class A          5/12/99            -0.43              5.94            12.21           13.20
Class A*         5/12/99            -5.64              4.06            11.01           12.34
Class B          1/4/94             -1.04              5.56            11.97           13.02
Class B**        1/4/94             -4.90              5.00            11.84           13.02

Growth of $10,000 investment 1/4/94 to 12/31/00


                                    [GRAPH]

                                               Standard & Poor's     Domini 400
                       Class A*     Class B**   500 Stock Index/1/  Social Index

          1/94         $ 9,479       $10,000       $    10,000        $10,000
          6/94         $ 9,177       $ 9,682       $  9,657.79        $ 9,612
         12/94         $ 9,504       $10,027       $ 10,130.73        $10,018
          6/95         $11,345       $11,969       $ 12,171.9         $12,141
         12/95         $12,671       $13,368       $ 13,922.61        $13,845
          6/96         $13,294       $14,026       $ 15,342.12        $15,237
         12/96         $14,683       $15,491       $ 17,135.14        $17,126
          6/97         $17,057       $17,995       $ 20,659.3         $20,865
         12/97         $18,962       $20,005       $ 22,852.49        $23,678
          6/98         $20,011       $21,112       $ 26,900.58        $28,160
         12/98         $20,092       $21,197       $ 29,383.56        $31,859
          6/99         $23,351       $24,607       $ 33,020.01        $35,791
         12/99         $22,643       $23,775       $ 35,563.74        $39,667
          6/00         $23,201       $24,284       $ 35,412.92        $38,731
         12/00         $22,546       $23,528       $ 32,328.79        $33,963


This chart represents historical performance of a hypothetical investment of $10,000 in the Growth Fund from 1/4/94 to 12/31/00, and represents the rein-vestment of dividends and capital gains in the fund.
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth reflects certain expenses that were voluntarily re-duced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.
*  Reflects maximum sales charge of 5.25%
** Reflects applicable contingent deferred sales charge of 4.00%
Class A Shares of this fund were not in existence prior to 5/12/99. Class A Shares performance calculated for any period prior to 5/12/99 is based on the performance of Class B Shares since inception 1/4/94.
/1/The Standard & Poor's 500 Stock Index is an unmanaged index generally repre-
   sentative of the stock market as a whole.
/2/Domini 400 Social Index is an index generally representative of the socially responsible investment market.
The above indices are for illustrative purposes only and do not reflect the de-duction of expenses associated with a mutual fund, such as investment manage-ment and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An investor cannot invest directly in an index, al-though they can invest in its underlying securities.

MMA Praxis Growth Fund
Schedule of portfolio investments
December 31, 2000

       Schedule of
         portfolio
       investments

                                                                    MARKET
SECURITY DESCRIPTION                                        SHARES  VALUE

--------------------------------------------------------------------------------

COMMON STOCKS: 95.9%

AUTOMOTIVE PARTS: 1.0%
  Wabash National Corp....................................  210,000 $  1,811,250
                                                                    ------------

BANKS: 6.5%
  Bank of America Corp....................................   45,000    2,064,375
  Bank One Corp...........................................   63,000    2,307,375
  Fifth Third Bancorp.....................................   45,000    2,688,750
  Wells Fargo Co..........................................   80,000    4,455,000
                                                                    ------------
                                                                      11,515,500
                                                                    ------------

BEVERAGES: 2.9%
  PepsiCo, Inc............................................  104,000    5,154,500
                                                                    ------------

BUILDING MATERIALS: 1.1%
  Fastenal Co. ...........................................   34,000    1,865,750
                                                                    ------------

CHEMICALS-GENERAL: 1.6%
  Air Products & Chemicals, Inc...........................   32,000    1,312,000
  Sigma-Aldrich Corp. ....................................   37,000    1,454,563
                                                                    ------------
                                                                       2,766,563
                                                                    ------------

COMPUTERS & PERIPHERALS: 7.1%
  Cisco Systems, Inc. *...................................  106,000    4,054,499
  Dell Computer Corp. *...................................   51,000      889,313
  Hewlett-Packard Co......................................   96,000    3,030,000
  Intel Corp..............................................  110,000    3,306,875
  Sun Microsystems, Inc. *................................   45,000    1,254,375
                                                                    ------------
                                                                      12,535,062
                                                                    ------------

COMPUTERS--MEMORY DEVICES: 1.2%
  EMC Corp. *.............................................   33,000    2,194,500
                                                                    ------------

CONSUMER GOODS & SERVICES: 2.1%
  Procter & Gamble Co.....................................   47,000    3,686,563
                                                                    ------------

COSMETICS & TOILETRIES: 2.9%
  Gillette Co.............................................   55,000    1,986,875
  Kimberly Clark Corp.....................................   45,000    3,181,050
                                                                    ------------
                                                                       5,167,925
                                                                    ------------

DIVERSIFIED: 1.4%
  Minnesota Mining & Manufacturing Co.....................   21,000    2,530,500
                                                                    ------------

ELECTRONIC & ELECTRICAL--GENERAL: 5.0%
  Agilent Technologies, Inc.*.............................   13,349      730,858
  Altera Corp.*...........................................   36,000      947,250

MMA Praxis Growth Fund
Schedule of portfolio investments, continued
December 31, 2000

SECURITY DESCRIPTION                                        SHARES  MARKET
                                                                    VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

ELECTRONIC & ELECTRICAL--GENERAL, continued
  Emerson Electric Co.....................................   39,000 $  3,073,687
  JDS Uniphase Corp. *....................................   16,000      667,000
  Texas Instruments, Inc..................................   46,000    2,179,250
  Thomas & Betts Corp.....................................   80,000    1,295,000
                                                                    ------------
                                                                       8,893,045
                                                                    ------------

ENVIRONMENTAL CONTROL: 1.0%
  Ionics, Inc. *..........................................   59,900    1,699,663
                                                                    ------------

FINANCIAL SERVICES: 3.1%
  Fannie Mae..............................................   64,000    5,552,000
                                                                    ------------

FINANCIAL SERVICES--DIVERSIFIED: 1.2%
  Citigroup, Inc. ........................................   40,000    2,042,500
                                                                    ------------

FOOD DISTRIBUTORS & WHOLESALERS: 1.8%
  Albertsons, Inc. .......................................  122,000    3,233,000
                                                                    ------------

FOOD PRODUCTS: 1.2%
  Sara Lee Corp...........................................   86,000    2,112,375
                                                                    ------------

FOREST PRODUCTS--LUMBER & PAPER: 1.5%
  Willamette Industries, Inc..............................   55,000    2,581,563
                                                                    ------------

HOME DECORATION PRODUCTS: 1.1%
  Newell Rubbermaid, Inc. ................................   85,000    1,933,750
                                                                    ------------

INDUSTRIAL GOODS & SERVICES: 1.5%
  Masco Corp..............................................  100,000    2,568,750
                                                                    ------------

INSURANCE: 6.5%
  Allstate Corp...........................................   90,000    3,920,625
  American International Group, Inc.......................   32,000    3,154,000
  Chubb Corp..............................................   46,000    3,978,999
  Protective Life Corp....................................   15,000      483,750
                                                                    ------------
                                                                      11,537,374
                                                                    ------------

MEDICAL SUPPLIES: 5.4%
  Biomet, Inc. ...........................................   84,750    3,363,516
  Johnson & Johnson, Inc..................................   25,000    2,626,563
  St. Jude Medical, Inc. *................................   57,000    3,501,937
                                                                    ------------
                                                                       9,492,016
                                                                    ------------

NEWSPAPERS: 0.8%
  Gannett Co., Inc........................................   21,900    1,381,069
                                                                    ------------

MMA Praxis Growth Fund
Schedule of portfolio investments, continued
December 31, 2000

SECURITY DESCRIPTION                                        SHARES  MARKET
                                                                    VALUE


--------------------------------------------------------------------------------

COMMON STOCKS, continued

OFFICE EQUIPMENT & SERVICES: 1.7%
  Pitney Bowes, Inc.......................................   92,000 $  3,047,500
                                                                    ------------

OIL & GAS EXPLORATION, PRODUCTION & SERVICES: 7.4%
  Anadarko Petroleum Corp. ...............................   57,000    4,051,559
  ENSCO International, Inc................................   50,000    1,703,125
  R&B Falcon Corp. *......................................  146,000    3,348,875
  The Williams Cos., Inc..................................   96,000    3,834,000
                                                                    ------------
                                                                      12,937,559
                                                                    ------------

OIL & GAS TRANSMISSION: 1.5%
  El Paso Energy Corp. ...................................   36,200    2,592,825
                                                                    ------------

OIL--INTEGRATED: 1.9%
  BP Amoco PLC ADR........................................   71,000    3,399,125
                                                                    ------------

OILFIELD SERVICES & EQUIPMENT: 1.1%
  Petroleum Geo-Services, Sponsored ADR *.................  145,000    1,930,313
                                                                    ------------

PHARMACEUTICALS: 7.7%
  ALZA Corp. *............................................  100,000    4,250,000
  Bristol-Myers Squibb Co.................................   20,000    1,478,750
  Merck & Co., Inc........................................   36,000    3,370,500
  Pfizer, Inc.............................................   95,000    4,369,999
                                                                    ------------
                                                                      13,469,249
                                                                    ------------

RAILROADS: 0.6%
  Norfolk Southern Corp. .................................   76,000    1,011,750
                                                                    ------------

RETAIL: 5.1%
  Dollar General Corp. ...................................  101,562    1,916,983
  Home Depot, Inc.........................................   18,000      822,375
  Lowe's Cos., Inc. ......................................   47,000    2,091,500
  Target Corp.............................................  102,000    3,289,500
  Wal-Mart Stores, Inc. ..................................   18,000      956,250
                                                                    ------------
                                                                       9,076,608
                                                                    ------------

SOFTWARE & COMPUTER SERVICES: 2.9%
  First Data Corp.........................................   36,000    1,896,750
  Microsoft Corp. *.......................................   75,000    3,253,125
                                                                    ------------
                                                                       5,149,875
                                                                    ------------

TECHNOLOGY: 0.3%
  Applied Materials, Inc. *...............................   16,000      611,000
                                                                    ------------

MMA Praxis Growth Fund
Schedule of portfolio investments, continued
December 31, 2000

SECURITY DESCRIPTION                                        SHARES  MARKET VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

TELECOMMUNICATIONS: 2.9%
  AT&T Corp. .............................................   57,000 $    986,813
  SBC Communications, Inc. ...............................   65,000    3,103,749
  WorldCom, Inc. *........................................   79,500    1,117,969
                                                                    ------------
                                                                       5,208,531
                                                                    ------------

TELECOMMUNICATIONS EQUIPMENT: 1.1%
  Nortel Networks Corp....................................   42,000    1,346,625
  QUALCOMM, Inc. *........................................    8,000      657,500
                                                                    ------------
                                                                       2,004,125
                                                                    ------------

TELECOMMUNICATIONS--SERVICES & EQUIPMENT: 3.8%
  Broadwing, Inc. *.......................................  120,000    2,737,500
  Scientific-Atlanta, Inc. ...............................   23,000      748,938
  Tellabs, Inc. *.........................................   58,000    3,277,000
                                                                    ------------
                                                                       6,763,438
                                                                    ------------

TOTAL COMMON STOCKS.......................................           169,457,116
                                                                    ------------

TOTAL INVESTMENTS (Cost $162,123,006) (a)--95.9%..........           169,457,116
  Other assets in excess of liabilities--4.1%.............             7,175,835
                                                                    ------------

TOTAL NET ASSETS--100.0%..................................          $176,632,951
                                                                    ============

--------
(a) Represents cost for federal income tax and financial reporting purposes and differs from value by net unrealized appreciation of securities as follows:

   Unrealized appreciation......................................... $35,396,838
   Unrealized depreciation......................................... (28,062,728)
                                                                    -----------
   Net unrealized appreciation..................................... $ 7,334,110
                                                                    ===========

*  Represents non-income producing securities.

ADR--American Depositary Receipt
PLC--Public Liability Co.

See notes to financial statements.

MMA Praxis Growth Fund
Statement of assets and liabilities
December 31, 2000

      Statement of
        assets and
       liabilities

ASSETS:
Investments, at value (Cost $162,123,006)...........................  $169,457,116
Cash................................................................     7,309,936
Dividends receivable................................................       167,495
Prepaid expenses and other assets...................................        11,128
                                                                      ------------

  Total Assets......................................................   176,945,675
                                                                      ------------

LIABILITIES:
Payable for capital shares redeemed.................................        22,660
Accrued expenses and other payables:
 Investment advisory fees...........................................        27,393
 Administration fees................................................         4,318
 Distribution fees..................................................       102,812
 Shareholder servicing fees.........................................        13,953
 Other..............................................................       141,588
                                                                      ------------

  Total Liabilities.................................................       312,724
                                                                      ------------

NET ASSETS:
Capital stock, at par value.........................................       122,339
Additional paid-in-captial..........................................   170,352,046
Accumulated net realized losses from investment transactions........    (1,175,544)
Net unrealized appreciation from investments .......................     7,334,110
                                                                      ------------

  Total Net Assets..................................................  $176,632,951
                                                                      ============

Net Assets
 Class A............................................................  $ 17,782,765
 Class B............................................................   158,850,186
                                                                      ------------

  Total.............................................................  $176,632,951
                                                                      ============

Shares of beneficial units outstanding
 (unlimited number of shares authorized with $.01 par value)
 Class A............................................................     1,218,809
 Class B............................................................    11,015,131
                                                                      ------------

  Total.............................................................    12,233,940
                                                                      ============

Net asset value
 Class A--redemption price per share................................  $      14.59
                                                                      ============
    Maximum Sales Charge--Class A...................................          5.25%
                                                                      ============
    Maximum Offering Price (100%/(100%--Maximum Sales
     Charge)) of net asset value adjusted to nearest cent per share
     --Class A......................................................  $      15.40
                                                                      ============
 Class B--offering price per share*.................................  $      14.42
                                                                      ============

--------
* Redemption price per share (Class B) varies by length of time shares are held. (See note 4)

See notes to financial statements.

MMA Praxis Growth Fund
Statement of operations
For the year ended December 31, 2000
      Statement of
        operations

INVESTMENT INCOME:
Interest...........................................................  $   541,386
Dividends..........................................................    1,950,253
Foreign tax withholding............................................         (101)
                                                                     -----------

  Total Income.....................................................    2,491,538
                                                                     -----------

EXPENSES:
Investment advisory fees...........................................    1,300,467
Administration fees................................................      263,670
Distribution fees--Class A.........................................       36,198
Distribution fees--Class B.........................................    1,209,748
Shareholder servicing fees--Class A................................       36,198
Shareholder servicing fees--Class B................................      403,249
Custodian fees.....................................................       11,990
Accounting fees....................................................       59,013
Trustees' fees and expenses........................................       34,598
Transfer agent fees................................................      493,062
Other expenses.....................................................      132,607
                                                                     -----------

  Total expenses before reductions.................................    3,980,800
 Expenses reimbursed by investment advisor.........................     (971,885)
 Expenses paid by third parties....................................      (11,990)
                                                                     -----------

  Total Expenses...................................................    2,996,925
                                                                     -----------

Net investment loss................................................     (505,387)
                                                                     -----------

NET REALIZED AND UNREALIZED LOSSES ON INVESTMENTS:
Net realized losses from investment transactions...................   (1,149,425)
Net change in unrealized appreciation/(depreciation) from
 investments.......................................................     (175,268)
                                                                     -----------

Net realized and unrealized losses on investments..................   (1,324,693)
                                                                     -----------

Net decrease in net assets resulting from operations...............  $(1,830,080)
                                                                     ===========

See notes to financial statements.

MMA Praxis Growth Fund
Statements of changes in net assets

     Statements of
    changes in net
            assets

                                                    Year ended    Year ended
                                                    December 31,  December 31,
                                                    2000          1999
-------------------------------------------------------------------------------
From Investment Activities:

Operations:

Net investment loss................................ $   (505,387) $   (607,149)
Net realized gains (losses) from investment
 transactions......................................   (1,149,425)   23,539,529
Net change in unrealized
 appreciation/(depreciation) from investments......     (175,268)   (5,736,667)
                                                    ------------  ------------
Change in net assets resulting from operations.....   (1,830,080)   17,195,713
                                                    ------------  ------------

Distributions to Shareholders:

Class A
 From net realized gains from investment
  transactions.....................................     (384,144)   (1,313,170)
 In excess of net realized gains from investment
  transactions.....................................       (2,236)           --

Class B
 From net realized gains from investment
  transactions.....................................   (4,101,070)  (20,072,304)
 In excess of net realized gains from investment
  transactions.....................................      (23,870)           --
                                                    ------------  ------------
Change in net assets from distributions to
 shareholders......................................   (4,511,320)  (21,385,474)
Change in net assets from capital transactions.....   14,370,436    35,817,550
                                                    ------------  ------------

Change in net assets...............................    8,029,036    31,627,789
                                                    ------------  ------------

Net Assets:
 Beginning of period...............................  168,603,915   136,976,126
                                                    ------------  ------------
 End of period..................................... $176,632,951  $168,603,915
                                                    ============  ============


See notes to financial statements.

MMA Praxis Growth Fund
Financial highlights
         Financial
        highlights
For a share of beneficial units outstanding

                                                     Class A Shares
                                         --------------------------------------
                                         Year ended        May 12, 1999 to
                                         December 31, 2000 December 31, 1999(a)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period....      $ 15.02            $ 17.39
                                              -------            -------

Investment Activities
 Net investment income..................         0.03               0.01
 Net realized and unrealized gains
  (losses) from investment
  transactions..........................        (0.08)             (0.24)
                                              -------            -------

Total from Investment Activities........        (0.05)             (0.23)
                                              -------            -------

Distributions
 Net realized gains.....................        (0.38)             (2.14)
 In excess of net realized gains........           --/\               --
                                              -------            -------

Total Distributions.....................        (0.38)             (2.14)
                                              -------            -------

Net Asset Value, End of Period..........      $ 14.59            $ 15.02
                                              =======            =======

Total Return (excludes sales charge)....       (0.43%)             (0.91%)(b)

Ratios/Supplemental Data:
 Net Assets, End of Period (000)........      $17,783            $10,318
 Ratio of expenses to average net
  assets................................         1.20%              1.20% (c)
 Ratio of net investment income to
  average net assets....................         0.21%              0.20% (c)
 Ratio of expenses to average net
  assets*...............................         1.82%              1.82% (c)
 Portfolio turnover (d).................        22.77%             77.18%

--------
* During the period, certain expenses were voluntarily reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.
/\ Per share distributions were less than $0.005.
(a)Period from commencement of operations.
(b)Not annualized.
(c)Annualized.
(d)Portfolio turnover is calculated on the basis of the Fund as a whole with-out distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Growth Fund
Financial highlights, continued
For a share of beneficial units outstanding

                                                  Class B Shares
                         ----------------------------------------------------------------
                         Year ended   Year ended   Year ended   Year ended   Year ended
                         December 31, December 31, December 31, December 31, December 31,
                         2000         1999         1998         1997         1996
-----------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period....   $  14.94     $  15.29     $  15.72     $  13.57     $ 12.07
                           --------     --------     --------     --------     -------

Investment Activities:
 Net investment income
  (loss)................      (0.05)       (0.06)          --         0.04        0.07
 Net realized and
  unrealized gains
  (losses) from
  investment
  transactions..........      (0.09)        1.85         0.84         3.86        1.85
                           --------     --------     --------     --------     -------
Total from Investment
 Activities.............      (0.14)        1.79         0.84         3.90        1.92
                           --------     --------     --------     --------     -------


Distributions
 Net investment income..         --           --           --        (0.04)      (0.07)
 Net realized gains.....      (0.38)       (2.14)       (1.27)       (1.71)      (0.35)
 In excess of net
  realized gains........         --/\         --           --           --          --
                           --------     --------     --------     --------     -------
Total Distributions.....      (0.38)       (2.14)       (1.27)       (1.75)      (0.42)
                           --------     --------     --------     --------     -------

Net Asset Value, End of
 Period.................   $  14.42     $  14.94     $  15.29     $  15.72     $ 13.57
                           ========     ========     ========     ========     =======


Total Return (excludes
 redemption charge).....      (1.04%)      12.16%        5.96%       29.15%      15.87%

Ratios/Supplemental
 Data:
 Net Assets, End of
  Period (000)..........   $158,850     $158,286     $136,976     $104,309     $58,907
 Ratio of expenses to
  average net assets....       1.75%        1.75%        1.69%        1.72%       1.74%
 Ratio of net investment
  income to average net
  assets................      (0.33%)      (0.41%)      (0.02%)       0.22%       0.61%
 Ratio of expenses to
  average net assets*...       2.31%        2.35%        2.53%        2.66%       2.55%
 Portfolio turnover
  (a)...................      22.77%       77.18%       91.32%       53.26%      33.98%

--------
* During the period, certain expenses were voluntarily reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.
/\ Per share distributions were less than $0.005.
(a)Portfolio turnover is calculated on the basis of the Fund as a whole with-out distinguishing between classes of shares issued.

See notes to financial statements.

        MMA Praxis
     International
              Fund
MMA Praxis International Fund*
Annual report to shareholders
Portfolio manager's letter

Full year 2000 comments

The MMA Praxis International Fund underperformed its benchmark for the calendar year 2000, returning -20.23 percent for Class A Share (NAV**) and -20.64 per-cent for Class B Share (NAV**) compared to the Morgan Stanley Capital Interna-tional (MSCI) Europe, Australasia and Far East (EAFE)(R) Index/1/ return of -
14.17 percent. This result was almost entirely due to the portfolio's underperformance in the fourth quarter, when the fund returned - 6.93 percent for Class A Share (NAV**) versus the benchmark's -2.68 percent return. Soften-ing U.S. economic data late in 2000 fueled fears of a global slowdown and eq-uity markets struggled. Third quarter U.S. growth was confirmed in December at only 2.20 percent, while purchasing manager surveys foretold a significant slowdown for late 2000 and early 2001.

Rising auto inventories, slowing PC sales and subpar holiday retail results in the U.S. added to investor worries about the world economy. International eq-uity prices declined nearly 5.0 percent in the fourth quarter in local currency terms. Interestingly, they did so despite the easing of several concerns that had depressed investor sentiment in previous months. The price of oil, for ex-ample, fell more than 20.0 percent from its peak. Also, European growth began to look more attractive relative to the slowing American economy, and the euro staged a spirited rally from depressed levels. These events were not enough to support markets, however. Reasons for relative performance are discussed below.

Performance attribution

The fund's overweight in the telecom sector was responsible for the portfolio's underperformance in 2000. The tightening monetary policies of the world's cen-tral banks during the year reduced liquidity substantially, causing activity in the lending and equity IPO markets to dry up and shut down in the second half of the year. Telecom companies like KPN and NTT, who had large new blocks of shares to sell to the market, had difficulty placing those shares, and stock prices throughout the sector suffered. The Dutch telephone company KPN fell
50.3 percent in the fourth quarter, for example, while Japan's NTT dropped 22.4 percent.

When it became clear that telecom companies would have difficulty raising debt or equity funds to build their new networks, telecom equipment companies were punished on the expectation of lower capital expenditures. Canada's Nortel lost
46.5 percent, and Japanese component manufacturer Rohm fell 27.0 percent during the fourth quarter. While investor sentiment has been overwhelmingly negative, however, the fundamentals in the telecom sector have been supportive. The es-sential nature of phone service
--------
*  International investing involves increased risk and volatility.
** Returns shown are at Net Asset Value (NAV) and do not reflect the maximum front-end sales charge of Class A Shares or the applicable contingent de-ferred sales charge of Class B Shares.

means that revenues hold up well when economies slow. Also, the prospect of lower interest rates, narrowing bond spreads, and easier credit in 2001 should diminish investor concerns over access to crucial financing. Finally, the heavy selling of 2000 has left many companies in the telecom sector selling at valua-tions that do not adequately reflect the potential for long-term earnings gains in the industry. These convictions form the basis for our continued investment in the telecommunications area.

At the country level, the portfolio was helped by its underweight position in Japan during the second half of the year. Japan was the weakest developing mar-ket in the world in 2000, reflecting its sensitivity to slowing global growth. The benefits of this underweight were partly offset by investments in emerging markets during 2000 as developing markets struggled in the illiquid conditions.

Portfolio holdings***

HSBC Holdings is the United Kingdom's largest bank, through HSBC Bank PLC. HSBC also owns Hong Kong's Shanghai Bank and Hong Kong Bank. HSBC has 5,000 offices in almost 80 countries. HSBC's banks offer many services such as consumer and business banking, asset management, insurance, investment banking, securities trading, and leasing.

HSBC's Web site features many high-quality policies in a statement about Cus-tomer Care and Business Integrity. One example is a company policy stating that no employees can accept any material personal benefits from customers, and that HSBC will "actively discourage" customers from offering any personal benefits-an excellent policy targeting conflict-of-interest concerns. HSBC also main-tains that, "We believe in transparency in our financial and regulatory report-ing with swift disclosures of any breaches."

Unilever, one of the world's largest packaged goods companies, is listed on the Dow Jones Sustainability Index. Some of the products that Unilever produces are margarine, tea, ice cream, prestige fragrances, personal washing products, and deodorants. Its brand names include Popsicle, Lipton, Vaseline, Q-Tips, Wisk, Country Crock, and many more.

The company has demonstrated its commitment to sustainable development through a variety of initiatives, such as its conservation partnership with the World Wide Fund for Nature in 1996 to encourage sustainable fishing. It's also work-ing with other groups to maintain and promote the future availability of clean, potable water. It produces an environmental report every two years detailing its progress and provides brochures providing community and environmental in-formation and involves employees and other stakeholders in such matters.

Unilever CEO, Niall FitzGerald, was featured in Global Finance magazine Dec. 1, 1999. The article called Unilever, "a champion of sustainable development." The article quoted FitzGerald as saying, "It may be trite to say so, but maybe more people should say it: Unless we pay attention to the sustainability of the re-source base from which we draw, we do not have a long-term business. We will not create long-term shareholder
--------
*** Portfolio holdings are subject to change.

value. What we're seeking to do is draw the income from our stewardship of re-sources but not eat into the capital. I say this not in a soft way, but in a hard-nosed, commercial way."

Greenpeace has reported that Unilever and other large European conglomerates seem to be getting serious about environmental issues. Unilever had previously done five years of research into the company's effect on the environment and is taking steps toward improvement. Unilever started Unilever Ghana, Limited, which according to the program's guidelines, is to "help set up support systems to enhance and support tuition in the country's premier universities." Unilever committed $5 million to help finance development of new products by businesses owned by minorities, low-income people, and non-profit organizations.

Outlook

We have written in recent months that the time for a more constructive portfo-lio stance was coming soon, and we believe the Federal Reserve's (the Fed) bold interest rate cut of 50 basis points (0.50 percent) on January 3, 2001, repre-sents an important inflection point for equity markets. Federal Reserve Chair-man Alan Greenspan made it clear during the recent tightening cycle that his goal in hiking short-term rates was to raise the cost of capital, both debt and equity, to all companies. He achieved his goal admirably, as stratospheric cor-porate bond spreads, tighter bank-lending standards and the evaporation of the equity IPO market attest.

Now, the Fed wants to achieve the opposite: it wants to lower the cost of capi-tal to companies. We believe that its aggressive, pre-emptive move to lower rates between Fed meetings signals the beginning of an easing cycle that will successfully reliquify the global financial system. Current macro events, like the falling price of oil and the rising euro, give other central banks the flexibility to join the easing process, and global reflation is likely to have a strong positive impact on investor risk appetite.

Markets should be further cheered by economic fundamentals in Europe in 2001, where the consumer at long last appears able to pick up some economic slack. The gradual repair of the European jobs picture has seen a dramatic fall in un-employment in recent years and a rise in real wages. Consumers will be further buoyed by significant tax cuts across Europe this year, among the largest in the post-war period. We anticipate that this outlook will induce investors to look beyond the trough in Gross Domestic Product (GDP) growth and corporate earnings, which we now expect during the summer months, and note that we have begun to shift your portfolio toward more economically and interest-rate sensi-tive stocks.

Martina Oechsle
Oechsle International Advisors, LLC
MMA Praxis International Fund Subadvisor

       Performance
            review
MMA Praxis International Fund
Performance review

Average annual total returns % as of 12/31/00

                                    [GRAPH]

                                       A shares      B shares
                  1 Year               -20.23%       -20.64%
                  3 Year                12.10%        11.80%
                  Since inception       11.40%        11.15%


                   Inception                                                               Since
                   Date                      1 Year                 3 Year                 Inception
                   ---------                 ------                 ------                 ---------
Class A             5/12/99                  -20.23                 12.10                  11.40
Class A*            5/12/99                  -24.42                 10.10                  9.82
Class B             4/1/97                   -20.64                 11.80                  11.15
Class B**           4/1/97                   -23.38                 11.26                  10.75

Growth of $10,000 investment 4/1/97 to 12/31/00


                                    [GRAPH]

                      MSCI EAFE Index/1/    Class B**    Class A*

             4/97         $10,000.00         $10,000      $ 9,479
             6/97         $11,861.55         $11,501      $10,901
             12/97        $10,870.39         $10,640      $10,085
             6/98         $12,618.73         $13,184      $12,497
             12/98        $13,080.90         $13,191      $12,504
             6/99         $13,617.97         $14,061      $13,328
             12/99        $16,652.88         $18,732      $17,811
             6/00         $15,995.53         $17,402      $16,587
             12/00        $14,329.81         $14,867      $14,208


This chart represents historical performance of a hypothetical investment of $10,000 in the International Fund from 4/1/97 to 12/31/00, and represents the reinvestment of dividends and capital gains in the fund.
Past performance is no guarantee of future results. Investment return and net asset value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.
The total return set forth reflects certain expenses that were voluntarily re-duced, reimbursed or paid by third party. In such instances, and without this activity, total return would have been lower.
*  Reflects maximum sales charge of 5.25%
** Reflects applicable contingent deferred sales charge of 4.00%
International investing involves increased risk and volatility.
Class A Shares of this fund were not in existence prior to 5/12/99. Class A Shares performance calculated for any period prior to 5/12/99 is based on the performance of Class B Shares since inception 4/1/97.
/1/The Morgan Stanley Capital International (MSCI) Europe, Australasia and Far
   East (EAFE)(R) Index is an unmanaged index, generally representative of in-ternational stocks in these regions. This index is for illustrative purposes only and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. The fund's performance reflects the deduction of these value-added services. An in-vestor cannot invest directly in an index, although they can invest in its underlying securities.

MMA Praxis International Fund
Schedule of portfolio investments
December 31, 2000

       Schedule of
         portfolio
       investments

                                                                     MARKET
SECURITY DESCRIPTION                                         SHARES  VALUE

--------------------------------------------------------------------------------

COMMON STOCKS: 98.1%

BRAZIL: 0.9%

TELECOMMUNICATIONS: 0.9%
  Embratel Participacoes S.A. .............................   34,809 $   546,066
                                                                     -----------

CANADA: 1.4%

TELECOMMUNICATION EQUIPMENT: 1.4%
  Nortel Networks Corp.....................................   26,222     842,347
                                                                     -----------

FRANCE: 10.7%

AUTOMOTIVE PARTS: 1.3%
  Valeo S.A................................................   17,521     782,341
                                                                     -----------

CHEMICAL--SPECIALTY: 0.8%
  Rhodia S.A. .............................................   32,161     498,206
                                                                     -----------

FOOD RETAILING: 1.6%
  Carrefour S.A............................................   16,000   1,004,943
                                                                     -----------

MEDIA: 2.1%
  Vivendi Universal S.A....................................   19,740   1,299,154
                                                                     -----------

PHARMACEUTICALS: 4.9%
  Aventis S.A..............................................   33,452   2,936,493
                                                                     -----------
                                                                       6,521,137
                                                                     -----------

GERMANY: 5.6%

BANKS: 1.7%
  Dresdner Bank AG.........................................   23,437   1,018,775
                                                                     -----------

INSURANCE: 3.9%
  Allianz AG...............................................    3,579   1,346,406
  Ergo Versicherungs Gruppe AG.............................      125      20,303
  Muenchener Rueckversicherungs-Gesellschaft AG............    2,887   1,040,815
                                                                     -----------
                                                                       2,407,524
                                                                     -----------
                                                                       3,426,299
                                                                     -----------

HONG KONG: 5.1%

RAILROADS: 0.2%
  MTR Corp. Ltd. *.........................................   77,000     134,752
                                                                     -----------

REAL ESTATE: 3.4%
  Hutchison Whampoa Ltd....................................   62,000     773,022
  Sun Hung Kai Properties Ltd..............................  132,000   1,315,785
                                                                     -----------
                                                                       2,088,807
                                                                     -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2000

                                                                     MARKET
SECURITY DESCRIPTION                                         SHARES  VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

HONG KONG, continued

WIRELESS TELECOMMUNICATIONS: 1.5%
  China Unicom Ltd.*.......................................  586,000 $   897,793
                                                                     -----------
                                                                       3,121,352
                                                                     -----------

ITALY: 8.3%

BANKS: 1.8%
  Banca Nazionale de Lavoro................................  357,325   1,097,000
                                                                     -----------

OIL--INTEGRATED COMPANIES: 2.8%
  ENI SpA..................................................  266,961   1,704,324
                                                                     -----------

RADIO & TELEVISION: 1.9%
  Mediaset SpA.............................................   94,847   1,131,786
                                                                     -----------

WIRELESS TELECOMMUNICATIONS: 1.8%
  Telecom Italia Mobile SpA................................  140,504   1,121,251
                                                                     -----------
                                                                       5,054,361
                                                                     -----------

JAPAN: 18.9%

AUTOMOTIVE: 1.4%
  Nissan Motor Co. Ltd. *..................................  149,000     858,511
                                                                     -----------

BANKS: 2.9%
  Mizuho Holdings, Inc. ...................................      160     991,944
  Sakura Bank Ltd. ........................................  132,000     797,548
                                                                     -----------
                                                                       1,789,492
                                                                     -----------

COMPUTERS & PERIPHERALS: 0.7%
  Fujitsu Ltd. ............................................   28,000     412,890
                                                                     -----------

ELECTRONIC & ELECTRICAL--GENERAL: 3.6%
  Murata Manufacturing Co. Ltd. ...........................    8,500     997,373
  Pioneer Electronic Corp. ................................   13,000     347,198
  Rohm Co. Ltd. ...........................................    4,600     874,080
                                                                     -----------
                                                                       2,218,651
                                                                     -----------

FINANCIAL SERVICES: 0.8%
  Shohkoh Fund & Co. Ltd...................................    2,480     256,252
  Takefuji Corp. ..........................................    3,500     220,665
                                                                     -----------
                                                                         476,917
                                                                     -----------

HEALTH & PERSONAL CARE: 1.8%
  Kao Corporation..........................................   37,000   1,075,657
                                                                     -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2000

                                                                    MARKET
SECURITY DESCRIPTION                                        SHARES  VALUE

-------------------------------------------------------------------------------

COMMON STOCKS, continued

JAPAN, continued

PHARMACEUTICALS: 3.9%
  Taisho Pharmaceutical Co., Ltd..........................    9,000 $   243,520
  Takeda Chemical Industries..............................   16,000     947,110
  Yamanouchi Pharmaceuticals Co., Ltd.....................   28,000   1,211,208
                                                                    -----------
                                                                      2,401,838
                                                                    -----------

TELECOMMUNICATION EQUIPMENT: 1.4%
  Matsushita Communications...............................    7,000     879,597
                                                                    -----------

UTILITIES--TELECOMMUNICATIONS: 1.7%
  Nippon Telegraph & Telephone Corp. .....................      142   1,023,345
                                                                    -----------

WIRELESS COMMUNICATIONS: 0.7%
  NTT DoCoMo, Inc. .......................................       24     414,010
                                                                    -----------
                                                                     11,550,908
                                                                    -----------

MEXICO: 0.9%

UTILITIES--TELECOMMUNICATIONS: 0.9%
  Telefonos de Mexico SA, Sponsored ADR, Class L..........   11,685     527,286
                                                                    -----------

NETHERLANDS: 16.5%

APPAREL: 1.0%
  Gucci Group N.V. ADR....................................    6,984     618,084
                                                                    -----------

FINANCIAL SERVICES: 2.7%
  ING Groep N.V...........................................   20,623   1,647,307
                                                                    -----------

FOOD DIVERSIFIED: 2.5%
  Unilever N.V.--CVA......................................   24,572   1,554,876
                                                                    -----------

FOOD RETAILER: 2.5%
  Koninklijke Ahold.......................................   47,280   1,525,197
                                                                    -----------

PUBLISHING: 5.6%
  Verenigde Nederlandse Uitgeversbedrijven Vererigd
   Bezit..................................................   38,305   1,882,641
  Wolters Kluwer CVA......................................   55,223   1,505,608
                                                                    -----------
                                                                      3,388,249
                                                                    -----------

TELECOMMUNICATIONS: 2.2%
  Koninklijke KPN N.V.....................................   86,264     992,923
  KPNQwest N.V. *.........................................   17,265     330,668
                                                                    -----------
                                                                      1,323,591
                                                                    -----------
                                                                     10,057,304
                                                                    -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2000

                                                                     MARKET
SECURITY DESCRIPTION                                         SHARES  VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

SINGAPORE: 1.4%

BANKS: 1.4%
  DBS Group Holdings Ltd. .................................   78,000 $   881,644
                                                                     -----------

SOUTH KOREA: 2.1%

UTILITIES--TELECOMMUNICATIONS: 1.1%
  Korea Telecom Corp. ADR..................................   22,359     693,129
                                                                     -----------

WIRELESS TELECOMMUNICATIONS: 1.0%
  SK Telecom Co. Ltd. ADR..................................   26,319     620,141
                                                                     -----------
                                                                       1,313,270
                                                                     -----------

SPAIN: 1.7%

UTILITIES--TELECOMMUNICATIONS: 1.7%
  Telefonica S.A. *........................................   63,675   1,052,148
                                                                     -----------

SWEDEN: 1.5%

BANKS: 1.5%
  Skandinaviska Enskilda Banken............................   83,209     917,143
                                                                     -----------

SWITZERLAND: 2.5%

PHARMACEUTICALS: 2.5%
  Novartis AG..............................................      855   1,511,619
                                                                     -----------

TURKEY: 0.4%

WIRELESS TELECOMMUNICATIONS: 0.4%
  Turkcell Iletisim Hizmetleri AS ADR *....................   38,839     271,873
                                                                     -----------

UNITED KINGDOM: 20.2%

BANKS: 3.0%
  HSBC Holdings PLC........................................  124,956   1,829,263
                                                                     -----------

PHARMACEUTICALS: 5.3%
  AstraZeneca Group PLC....................................   28,834   1,453,689
  GlaxoSmithKline PLC......................................   63,593   1,793,512
                                                                     -----------
                                                                       3,247,201
                                                                     -----------

PUBLISHING: 2.9%
  Reed International PLC...................................  167,702   1,749,837
                                                                     -----------

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2000

                                                           SHARES OR
                                                           PRINCIPAL MARKET
SECURITY DESCRIPTION                                       AMOUNT    VALUE

--------------------------------------------------------------------------------

COMMON STOCKS, continued

TELECOMMUNICATIONS: 3.9%
  Cable & Wireless PLC...................................   112,158  $ 1,511,227
  COLT Telecom Group PLC *...............................    32,011      688,580
  Telewest Communications PLC *..........................   136,689      210,822
                                                                     -----------
                                                                       2,410,629
                                                                     -----------

TRANSPORTATION: 1.6%
  Railtrack Group PLC....................................    69,141      955,367
                                                                     -----------

WIRELESS TELECOMMUNICATIONS: 3.5%
  Vodafone Airtouch PLC..................................   586,446    2,150,664
                                                                     -----------
                                                                      12,342,961
                                                                     -----------

TOTAL COMMON STOCKS (Cost $62,998,661)...................             59,937,718
                                                                     -----------

COMMERCIAL PAPER: 1.3%

UNITED STATES: 1.3%

ELECTRICAL & ELECTRONICS: 1.3%
  Emerson Electric Co., 6.47%, 1/2/01 (b)................  $800,000      799,856
                                                                     -----------

TOTAL COMMERCIAL PAPER (Cost $799,856)...................                799,856
                                                                     -----------

TOTAL INVESTMENTS (Cost $63,798,517) (a)--99.4%..........             60,737,574
Other assets in excess of liabilities--0.6%..............                369,541
                                                                     -----------

TOTAL NET ASSETS--100.0%.................................            $61,107,115
                                                                     ===========

--------
(a) Represents cost for financial reporting purposes and differs from cost basis for federal income tax pur-poses by the amount of losses recognized for finan-cial reporting in excess of federal income tax re-porting of $42,850 and by the amount of market to market adjustments for passive foreign investment companies of $3,398. Cost for federal income tax pur-poses differs from market value by net unrealized de-preciation of securities as follows:

     Unrealized appreciation.............. $ 7,308,947
     Unrealized depreciation.............. (10,416,138)
                                           -----------
     Net unrealized depreciation.......... $(3,107,191)
                                           ===========

(b)  Effective yield at purchase

*    Represents non-income producing securities.

ADR--American Depositary Receipt
AG--Aktiengesellschaft (German Stock Co.)
N.V.--Naankize Venncotschap (Dutch Corp.)
PLC--Public Limited Company
S.A.--Societe Anonyme (French Corp.)
SpA--Societa per Azioni (Italian Corp.)

MMA Praxis International Fund
Schedule of portfolio investments, continued
December 31, 2000

Forward currency contracts

                                                                           Unrealized
                         Delivery Contract       Contract                  Appreciation/
Currency                 Date     Amount         Value        Market Value (Depreciation)
-----------------------------------------------------------------------------------------
Short Contracts
Japanese Yen............  1/4/01  $  (1,328,750) $   (11,666) $   (11,641)    $     25
Japanese Yen............  1/5/01       (677,185)      (5,900)      (5,933)         (33)
Japanese Yen............  1/9/01     (1,387,113)     (12,120)     (12,160)         (40)
Japanese Yen............ 2/28/01   (145,417,000)  (1,335,890)  (1,283,613)      52,277
Japanese Yen............ 2/28/01   (172,169,012)  (1,577,149)  (1,519,756)      57,393
Japanese Yen............ 2/28/01    (15,895,453)    (145,111)    (140,311)       4,800
Japanese Yen............ 2/28/01   (318,387,929)  (2,852,248)  (2,810,447)      41,801
                                  -------------  -----------  -----------     --------
Total Short Contracts...          $(655,262,442) $(5,940,084) $(5,783,861)    $156,223
                                  =============  ===========  ===========     ========
Long Contracts
Japanese Yen............  1/4/01  $     116,903  $     1,026  $     1,024     $     (2)
                                  -------------  -----------  -----------     --------
Total Long Contracts....          $     116,903  $     1,026  $     1,024     $     (2)
                                  =============  ===========  ===========     ========

See notes to financial statements.

MMA Praxis International Fund
Statement of assets and liabilities
December 31, 2000

      Statement of
        assets and
       liabilities

ASSETS:
Investments, at value (Cost $63,798,517)...........................  $60,737,574
Cash...............................................................      189,607
Foreign currency at value (cost $495)..............................          537
Interest and dividends receivable..................................       57,024
Receivable for capital shares issued...............................        1,500
Receivable for investments sold....................................       29,711
Unrealized appreciation on foreign currency contracts..............      156,296
Tax reclaim receivable.............................................       46,246
Deferred organizational costs......................................        5,097
Receivable from investment advisor.................................       25,250
Prepaid expenses and other assets..................................        5,100
                                                                     -----------
  Total Assets:....................................................   61,253,942
                                                                     -----------
LIABILITIES:
Unrealized depreciation on foreign currency contracts..............           75
Payable for investments purchased..................................        1,024
Payable for capital shares redeemed................................       14,383
Accrued expenses and other payables:
  Investment advisory fees.........................................       25,608
  Administration fees..............................................        1,479
  Distribution fees................................................       25,448
  Shareholder servicing fees.......................................        3,822
  Other............................................................       74,988
                                                                     -----------
  Total Liabilities:...............................................      146,827
                                                                     -----------

NET ASSETS:
Capital stock, at par value.......................................       48,797
Additional paid-in-captial........................................   64,323,892
Distributions in excess of net investment income..................     (239,010)
Accumulated net realized losses from investments and foreign
 currency transactions............................................     (121,166)
Net unrealized depreciation from investments and translation of
 assets and liabilities in foreign currencies.....................   (2,905,398)
                                                                    -----------
  Total Net Assets................................................  $61,107,115
                                                                    ===========
Net Assets
 Class A..........................................................  $30,789,953
 Class B..........................................................   30,317,162
                                                                    -----------
  Total...........................................................  $61,107,115
                                                                    ===========
Shares of beneficial units outstanding (unlimited number of shares authorized with $.01 par value)
 Class A..........................................................    2,456,772
 Class B..........................................................    2,422,949
                                                                    -----------
  Total...........................................................    4,879,721
                                                                    ===========
Net asset value
 Class A--redemption price per share..............................  $     12.53
                                                                    ===========
    Maximum Sales Charge--Class A.................................         5.25%
                                                                    ===========
    Maximum Offering Price (100%/(100%--Maximum Sales
     Charge)) of net asset value adjusted to nearest cent per
     share
     --Class A....................................................  $     13.22
                                                                    ===========
 Class B--offering price per share*...............................  $     12.51
                                                                    ===========

--------
* Redemption price per share (Class B) varies by length of time shares are held. (See note 4)

See notes to financial statements.

MMA Praxis International Fund
Statement of operations
For the year ended December 31, 2000
      Statement of
        operations

INVESTMENT INCOME:
Interest...........................................................  $    143,473
Dividends..........................................................     2,261,195
Foreign tax withholding............................................       (91,153)
                                                                     ------------

  Total Income.....................................................     2,313,515
                                                                     ------------

EXPENSES:
Investment advisory fees...........................................       575,145
Administration fees................................................        95,905
Distribution fees--Class A.........................................        62,853
Distribution fees--Class B.........................................       290,963
Shareholder servicing fees--Class A................................        62,853
Shareholder servicing fees--Class B................................        96,988
Custodian fees.....................................................        89,461
Accounting fees....................................................        54,764
Organization costs.................................................         4,100
Trustees' fees and expenses........................................        11,817
Transfer agent fees................................................       220,587
Other expenses.....................................................        63,084
                                                                     ------------

  Total expenses before reductions.................................     1,628,520
 Expenses reimbursed by investment advisor.........................      (487,113)
                                                                     ------------

  Total Expenses...................................................     1,141,407
                                                                     ------------

Net investment income..............................................     1,172,108
                                                                     ------------

NET REALIZED AND UNREALIZED GAINS/(LOSSES) ON INVESTMENTS:
Net realized gains from investment and foreign currency
 transactions......................................................     6,363,503
Net change in unrealized appreciation/(depreciation) from
 investments and translation of assets and liabilities in foreign
 currencies........................................................   (22,336,092)
                                                                     ------------

Net realized and unrealized gains/(losses) on investments..........   (15,972,589)
                                                                     ------------

Net decrease in net assets resulting from operations...............  $(14,800,481)
                                                                     ============

See notes to financial statements.

MMA Praxis International Fund
Statements of changes in net assets

     Statements of
    changes in net
            assets

                                                    Year ended    Year ended
                                                    December 31,  December 31,
                                                    2000          1999
------------------------------------------------------------------------------
From Investment Activities:

Operations:

Net investment income (loss)....................... $  1,172,108  $   (86,898)
Net realized gains from investment and foreign
 currency transactions.............................    6,363,503    3,467,517
Net change in unrealized
 appreciation/(depreciation) from investments and
 translation of assets and liabilities in foreign
 currencies........................................  (22,336,092)  13,653,238
                                                    ------------  -----------
Change in net assets resulting from operations.....  (14,800,481)  17,033,857
                                                    ------------  -----------

Distributions to Shareholders:

Class A
 From net investment income........................     (364,989)          --
 In excess of net investment income................      (98,391)    (141,157)
 Return of capital.................................      (95,842)          --
 From net realized gains from investment
  transactions.....................................   (3,778,597)    (382,467)
 In excess of net realized gains...................      (58,340)          --

Class B
 From net investment income........................     (521,642)          --
 In excess of net investment income................     (140,620)     (49,910)
 Return of capital.................................     (103,211)          --
 From net realized gains from investment
  transactions.....................................   (3,508,814)    (492,504)
 In excess of net realized gains...................      (62,826)          --
                                                    ------------  -----------

Change in net assets from distributions to
 shareholders......................................   (8,733,272)  (1,066,038)
Change in net assets from capital transactions.....   25,916,455   11,593,601
                                                    ------------  -----------
Change in net assets...............................    2,382,702   27,561,420
                                                    ------------  -----------
Net Assets:
 Beginning of period...............................   58,724,413   31,162,993
                                                    ------------  -----------
 End of period..................................... $ 61,107,115  $58,724,413
                                                    ============  ===========


See notes to financial statements.

MMA Praxis International Fund
Financial highlights
         Financial
        highlights
For a share of beneficial units outstanding

                                                     Class A Shares
                                         --------------------------------------
                                         Year ended        May 12, 1999 to
                                         December 31, 2000 December 31, 1999(a)
-------------------------------------------------------------------------------
Net Asset Value, Beginning of Period....      $ 18.19            $ 13.76
                                              -------            -------

Investment Activities
 Net investment income (loss)...........         0.42              (0.01)
 Net realized and unrealized gains
  (losses) from investment
  transactions..........................        (4.04)              4.81
                                              -------            -------

Total from Investment Activities........        (3.62)              4.80
                                              -------            -------

Distributions
 Net investment income..................        (0.28)             (0.10)
 In excess of net investment income.....        (0.04)                --
 Return of capital......................        (0.04)                --
 Net realized gains.....................        (1.66)             (0.27)
 In excess of net realized gains........        (0.02)                --
                                              -------            -------

Total Distributions.....................        (2.04)             (0.37)
                                              -------            -------

Net Asset Value, End of Period..........      $ 12.53            $ 18.19
                                              =======            =======

Total Return (excludes sales charge)....       (20.23%)            35.09%(b)

Ratios/Supplemental Data:
 Net Assets, End of Period (000)........      $30,790            $24,215
 Ratio of expenses to average net
  assets................................         1.45%              1.45%(c)
 Ratio of net investment income to
  average net assets....................         1.99%              0.02%(c)
 Ratio of expenses to average net
  assets*...............................         2.25%              2.28%(c)
 Portfolio turnover(d)..................        48.31%             57.73%

--------
* During the period, certain expenses were voluntarily reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis International Fund
Financial highlights, continued
For a share of beneficial units outstanding

                                               Class B Shares
                         -----------------------------------------------------------
                         Year ended   Year ended   Year ended   April 1, 1997
                         December 31, December 31, December 31, through
                         2000         1999         1998         December 31, 1997(a)
------------------------------------------------------------------------------------
Net Asset Value,
 Beginning of Period....   $ 18.21      $ 13.05      $ 10.62          $ 10.00
                           -------      -------      -------          -------

Investment Activities:
 Net investment income
  (loss)................      0.31        (0.08)       (0.02)           (0.05)
 Net realized and
  unrealized gains
  (losses) on
  investments...........     (4.01)        5.54         2.56             0.69
                           -------      -------      -------          -------
Total from Investment
 Activities.............     (3.70)        5.46         2.54             0.64
                           -------      -------      -------          -------


Distributions
 Net investment income..     (0.23)       (0.03)       (0.10)              --
 In excess of net
  investment income.....     (0.05)          --           --               --
 Return of capital......     (0.04)          --           --               --
 Net realized gains.....     (1.65)       (0.27)       (0.01)           (0.02)
 In excess of net
  realized gains........     (0.03)          --           --               --
                           -------      -------      -------          -------
Total Distributions.....     (2.00)       (0.30)       (0.11)           (0.02)
                           -------      -------      -------          -------

Net Asset Value, End of
 Period.................   $ 12.51      $ 18.21      $ 13.05          $ 10.62
                           =======      =======      =======          =======


Total Return (excludes
 redemption charge).....    (20.64%)      42.00%       23.98%            6.40%(b)

Ratios/Supplemental
 Data:
 Net Assets, End of
  Period (000)..........   $30,317      $34,509      $31,163          $17,245
 Ratio of expenses to
  average net assets....      2.00%        2.00%        1.99%            2.00%(c)
 Ratio of net investment
  income to average net
  assets................      1.73%       (0.28%)      (0.32%)          (0.93%)(c)
 Ratio of expenses to
  average net assets*...      2.74%        2.82%        3.19%            4.29%(c)
 Portfolio turnover(d)..     48.31%       57.73%       47.19%           51.46%

--------
* During the period, certain expenses were voluntarily reduced, reimbursed or paid by third party. If such activity had not occurred, the ratios would have been as indicated.
(a) Period from commencement of operations.
(b) Not annualized.
(c) Annualized.
(d) Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See notes to financial statements.

MMA Praxis Mutual Funds
Notes to financial statements
December 31, 2000
          Notes to
         financial
        statements
1. Organization:

The MMA Praxis Mutual Funds (the "Company") is an open-end management invest-ment company established as a Delaware business trust under a Declaration of Trust dated September 27, 1993, as amended and restated December 1, 1993, and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Company currently consists of the Intermediate Income Fund, the Growth Fund, and the International Fund (individually a "Fund," collectively "the Funds"). The Intermediate Income Fund and the Growth Fund commenced opera-tions January 4, 1994, and the International Fund commenced operations April 1, 1997. The Funds offer Class A Shares and Class B Shares. Prior to May 3, 1999, the Funds were offered in one class only. On May 3, 1999, the existing shares were designated as Class B Shares and the Funds commenced offering Class A Shares.

The primary investment objective of the Intermediate Income Fund is to seek current income with capital appreciation as a secondary objective. The primary investment objective of the Growth Fund is to seek capital appreciation with current income as a secondary objective. The primary investment objective of the International Fund is capital appreciation, with current income as a sec-ondary objective. Under normal market conditions, the International Fund will invest at least 65 percent of the value of its total assets in equity securi-ties of foreign companies.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in the preparation of its financial statements. The policies are in con-formity with accounting principles generally accepted in the United States. The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and ex-penses for the period. Actual results could differ from those estimates.

Securities Valuation:

Securities are valued at market values determined on the basis of the latest available bid prices in the principal market (closing sales prices if the prin-cipal market is an exchange) in which such securities are normally traded. In-vestments in investment companies are valued at their respective net asset val-ues as reported by such companies. The differences between the cost and market values of investments are reflected as either unrealized appreciation or depre-ciation. The Funds use various independent pricing services to value most of their investments. If market quotations are not available, the securities will be valued by a method which the Board of Trustees believes accurately reflects fair value.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2000

Securities Transactions and Related Income:

Security transactions are accounted for on the trade date. Gains or losses re-alized on sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds. Interest income is recog-nized on the accrual basis and includes, where applicable, the pro rata amorti-zation of premium or accretion of discount. Dividend income is recorded on the ex-dividend date.

Foreign Currency Translation:

The market value of investment securities, other assets and liabilities of the International Fund denominated in foreign currencies are translated into U.S. dollars at the current exchange rate at the close of each business day. Pur-chases and sales of securities, income receipts and expense payments are trans-lated into U.S. dollars based at the exchange rate on the date of the transac-tion.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized/unrealized gain (loss) from investments.

Reported net realized foreign exchange gains or losses arise from sales and ma-turities of short-term securities, sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities trans-actions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities including investments in securities at fiscal year end, resulting from changes in the ex-change rate.

Forward Foreign Currency Contracts:

The International Fund may enter into forward foreign currency exchange con-tracts for the purchase or sale of specific foreign currencies at a fixed price on a future date. Risks may arise upon entering these contracts for the poten-tial inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The International Fund will enter into forward contracts as a hedge against specific transactions or portfolio positions to protect against adverse currency movements. The forward foreign currency exchange contracts are ad-justed by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date, at which time the International Fund records a real-ized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2000

Dividends and Distributions:

Dividends from net investment income are declared and paid monthly for the In-termediate Income Fund. Dividends from net investment income are declared and paid twice a year for the Growth Fund and the International Fund. Distributable net realized capital gains, if any, are declared and distributed at least annu-ally.

The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regula-tions, which may differ from accounting principles generally accepted in the United States. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclas-sification.

Dividends and distributions to shareholders which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as dividends in excess of net investment income or dis-tributions in excess of net realized gains. To the extent they exceed net in-vestment income and net realized gains for tax purposes, they are reported as distributions of capital.

As of December 31, 2000, the following reclassifications have been made to in-crease (decrease) such accounts with offsetting adjustments made to additional paid-in-capital:

                         Accumulated undistributed        Accumulated net realized (losses)
                         (distributions in excess of) net from investments and foreign
                         investment income (loss)         currency transactions
                         -------------------------------- ---------------------------------
Intermediate Income
  Fund..................             $ (1,997)                        $   1,997
Growth Fund.............              505,489                               (13)
International Fund......              498,496                          (299,443)

Federal Income Taxes:

It is each Fund's policy to comply with the requirements of the Internal Reve-nue Code applicable to regulated investment companies and to distribute timely, all of its net investment company taxable income and net capital gains to shareholders. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, divi-dends and capital gains earned on foreign investments at various rates. Where available, the International Fund will file for claims on foreign taxes with-held.

Organization Costs:

Costs incurred by the International Fund in connection with its organization and registration of shares have been deferred and are amortized using the straight-line method over a period of five years from the commencement of the public offering of shares of the

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2000
International Fund. In the event that any of the initial shares of the Interna-tional Fund are redeemed during the amortization period by any holder thereof, the redemption proceeds will be reduced by any unamortized organizational ex-penses of the Company in the same proportion as the number of said shares of the International Fund being redeemed bears to the number of initial shares of the International Fund that are outstanding at time of redemption.

Other:

Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses of the Company are prorated to the Funds on the basis of relative net assets.

Accounting Standards Issued But Not Yet Adopted:

On November 21, 2000, the American Institute of Certified Public Accountants (AICPA) issued the AICPA Audit and Accounting Guide "Audit of Investment Compa-nies" (the Guide), effective for annual financial statements issued for fiscal years beginning after December 15, 2000. Management of the Funds does not ex-pect any material impact on results of operations or financial condition of the Funds upon adoption of the provisions of the Guide.

Each Fund maintains a cash balance with its custodian and receives a reduction of their custody fees and expenses for the amounts of interest earned on such uninvested cash balance. For financial reporting purposes for the year ended December 31, 2000, custodian fees and expenses paid by third parties were $6,560 and $11,990 for the Intermediate Income Fund and the Growth Fund, re-spectively. There was no effect on net investment income. The Funds could have invested such cash amounts in an income producing asset if they had not agreed to a reduction of fees or expenses under the expense offset arrangement with their custodian.

3. Purchases and Sales of Securities:

Purchases and sales of securities (excluding short-term securities) for the year ended December 31, 2000 were as follows:

                                                        Purchases   Sales
                                                        ----------- -----------
Intermediate Income Fund............................... $25,244,302 $23,988,082
Growth Fund............................................  47,477,703  37,840,584
International Fund.....................................  46,067,262  29,464,173

4. Related Party Transactions:

Menno Insurance Service, Inc. d/b/a MMA Capital Management, (the "Adviser") (a separate corporate entity controlled by Mennonite Mutual Aid, Inc.), provides investment advisory services to the Company. Under the terms of the investment advisory

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2000
agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each of the Funds as follows; 0.50 percent for the Intermediate Income Fund, 0.74 percent for the Growth Fund and 0.90 percent for the International Fund. Oechsle International Advisors, LLC, serves as the sub-adviser to the International Fund.

BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services ("BISYS"), an Ohio limited partnership, and BISYS Fund Services Ohio, Inc. ("BISYS Ohio") are subsidiaries of The BISYS Group, Inc. BISYS serves the Company as administra-tor. Under the terms of the administration agreement, BISYS receives fees that are computed daily at an annual rate of each Fund's average daily net assets, subject to an annual minimum.

BISYS serves as the Funds' distributor. The Company has adopted a Distribution Services Plan for Class A Shares (the "Class A Plan") and a Distribution Serv-ices Plan for Class B Shares (the "Class B Plan"), each pursuant to Rule 12b-1 under the 1940 Act. Under the Class A Plan, each Fund pays BISYS, as the Fund's distributor, an aggregate fee not to exceed on an annual basis 0.50 percent of the average daily net assets of such Fund's Class A Shares for distribution re-lated activities. The aggregate fee includes not more than 0.25 percent of the average daily net assets of the Fund's Class A Shares to be used for general distribution purposes and up to 0.25 percent of the average daily net assets of the Fund's Class A Shares to be used as a service fee. Under the Class B Plan, each Fund pays BISYS an aggregate fee not to exceed on an annual basis 1.00 percent of the average daily net assets of such Fund's Class B Shares for dis-tribution related activities. The aggregate fee includes not more than 0.75 percent of the average daily net assets of the Fund's Class B Shares to be used for general distribution purposes and up to 0.25 percent of the average daily net assets of the Fund's Class B Shares to be used as a service fee. General distribution purposes include commission payments to broker-dealers, advertis-ing, sales literature and other forms of marketing activities, functions and expenses. Payments under each of the Class A Plan and the Class B Plan may in-clude payments to financial institutions and broker-dealers, including the Ad-viser, BISYS, and any of their affiliates or subsidiaries.

BISYS Ohio serves the Funds as transfer agent and fund accountant. For transfer agent services, BISYS Ohio is entitled to receive fees based upon the number of shareholders with a specified minimum per Fund. For fund accounting services, BISYS Ohio is entitled to receive fees based on a percentage of the average daily net assets of each Fund subject to an annual minimum per fund. In addi-tion, BISYS Ohio is reimbursed for certain out-of-pocket expenses incurred in providing such transfer agency and fund accounting services.

Class A Shares of the Funds are subject to an initial sales charge imposed at the time of purchase in accordance with the Funds' prospectus. Class B Shares are subject to a Contingent Deferred Sales Charge (CDSC) on redemptions of Class B Shares made within five years of purchase. The applicable CDSC is equal to a percentage of the lesser

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2000
of the net asset value per share ("NAV") at the date of the original purchase or at the date of redemption. The CDSC on Class B Shares will not be imposed on increases above the NAV at the time of purchase or shares purchased through the reinvestment of dividends from net investment income or capital gains. For the year ended December 31, 2000, the Distributor received approximately $492,943 from commissions earned on sales of Class A Shares and on redemption of Class B Shares of the Funds, all of which the Distributor reallowed to dealers of the Funds' shares. Of the commissions reallowed, $93,070 went to affiliated deal-ers.

Certain officers of the Company are affiliated with BISYS and/or the Adviser. Such officers are not paid any fees directly by the Funds for serving as offi-cers of the Company.

The Funds have adopted an Expense Limitation Agreement (the "Agreement") dated January 1, 2000 whereby the Adviser reduces its fee and reimburses the Fund so that the operating expenses of the Funds are limited to annual rates (as a per-centage of the Fund's average daily net assets) as defined by the Agreement. In connection with the Agreement, the Funds have agreed to pay the Adviser the amount of fees and reimbursements that, if not for the above limitation, would have been payable or reimbursable to the Adviser for a period of up to three years after the limitation periods, provided that the Fund's operating ex-penses, without regard to such repayment or reimbursement, do not exceed the above-referenced annual rates for each respective class of shares of a Fund.

The annual rates (as a percentage of the Fund's average daily net assets) are as follows:

                                                                 Class A Class B
                                                                 ------- -------
Intermediate Income Fund........................................   0.85%  1.20%
Growth Fund.....................................................   1.20%  1.75%
International Fund..............................................   1.45%  2.00%

The amounts of fee reductions or reimbursements by the Adviser for the Interme-diate Income Fund, Growth Fund and International Fund were $452,232, $971,885 and $487,113, respectively for the year ended December 31, 2000.

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2000

5. Capital Share Transactions:

Transactions in shares of the Funds are summarized below:

                         Intermediate Income Fund          Growth Fund             International Fund
                         -------------------------  --------------------------  --------------------------
                         Year Ended   Year Ended    Year Ended    Year Ended    Year Ended    Year Ended
                         December     December 31,  December 31,  December 31,  December 31,  December 31,
                         31, 2000     1999          2000          1999          2000          1999
                         -----------  ------------  ------------  ------------  ------------  ------------
Capital Transactions:
Class A Shares:
 Proceeds from shares
  issued................ $ 2,662,274  $ 18,247,252  $  9,100,309  $ 11,101,874  $ 17,299,143  $ 21,350,035
 Dividends reinvested...     272,164        79,282       312,801       743,404     3,549,166       330,956
 Cost of shares
  redeemed..............    (534,216)     (166,478)   (1,443,240)     (107,225)   (4,724,552)   (3,225,953)
                         -----------  ------------  ------------  ------------  ------------  ------------
 Class A Share
  Transactions.......... $ 2,400,222  $ 18,160,056  $  7,969,870  $ 11,738,053  $ 16,123,757  $ 18,455,038
                         -----------  ------------  ------------  ------------  ------------  ------------
Class B Shares:
 Proceeds from shares
  issued................ $ 3,594,485  $ 13,176,744  $ 21,124,456  $ 26,241,426  $ 28,138,564  $ 18,567,201
 Dividends reinvested...   1,677,177     1,543,571     4,042,877    19,795,898     4,526,106       616,769
 Cost of shares
  redeemed..............  (6,702,141)  (21,007,247)  (18,766,767)  (21,957,827)  (22,871,972)  (26,045,407)
                         -----------  ------------  ------------  ------------  ------------  ------------
 Class B Share
  Transactions.......... $(1,430,479) $ (6,286,932) $  6,400,566  $ 24,079,497  $  9,792,698  $ (6,861,437)
                         -----------  ------------  ------------  ------------  ------------  ------------
 Total net increase from
  capital transactions.. $   969,743  $ 11,873,124  $ 14,370,436  $ 35,817,550  $ 25,916,455  $ 11,593,601
                         ===========  ============  ============  ============  ============  ============
Share Transactions:
Class A Shares:
 Issued.................     281,418     1,877,777       607,509       642,764     1,159,282     1,503,829
 Reinvested.............      28,879         8,230        20,542        50,657       269,362        20,127
 Redeemed...............     (56,473)      (17,226)      (96,182)       (6,481)     (303,465)     (192,363)
                         -----------  ------------  ------------  ------------  ------------  ------------
 Change in Class A
  Shares................     253,824     1,868,781       531,869       686,940     1,125,179     1,331,593
                         -----------  ------------  ------------  ------------  ------------  ------------
Class B Shares:
 Issued.................     380,694     1,335,490     1,417,039     1,597,846     1,680,733     1,289,972
 Reinvested.............     178,057       157,387       267,344     1,351,042       337,252        39,141
 Redeemed...............    (709,984)   (2,159,027)   (1,262,956)   (1,312,227)   (1,489,790)   (1,822,269)
                         -----------  ------------  ------------  ------------  ------------  ------------
 Change in Class B
  Shares................    (151,233)     (666,150)      421,427     1,636,661       528,195      (493,156)
                         -----------  ------------  ------------  ------------  ------------  ------------
 Total net increase from
  share transactions....     102,591     1,202,631       953,296     2,323,601     1,653,374       838,437
                         ===========  ============  ============  ============  ============  ============

MMA Praxis Mutual Funds
Notes to financial statements, continued
December 31, 2000

6. Federal Income Tax Information (Unaudited):

Capital Loss Carryforward:

At December 31, 2000 the following Funds had net capital loss carryforwards to offset future net capital gains, if any, to the extend provided by the Treasury regulations:

                                                              Amount     Expires
                                                              ---------- -------
Intermediate Income Fund..................................... $   73,936  2007
                                                               1,315,119  2008
Growth Fund..................................................    625,127  2008

Long Term Capital Gains Distributions:

During the fiscal year ended December 31, 2000 the Funds declared long term capital gain distributions as follows:

                                                                      Amount
                                                                      ----------
Growth Fund.......................................................... $2,414,382
International Fund...................................................  7,016,868

Dividend Received Deduction:

For corporate shareholders the following percentage of the total ordinary in-come distributions paid during the fiscal year ended December 31, 2000 qualify for the corporate dividends received deductions for the following funds:

                                                                      Percentage
                                                                      ----------
Growth Fund..........................................................   10.73%

Post October Loss Deferral:

Capital losses and foreign currency losses incurred after October 31, within the Fund's fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Funds have incurred and will elect to defer such capital losses of $896,837.

                                                  Post-October   Foreign
                                                  Capital Losses Currency Losses
                                                  -------------- ---------------
Intermediate Income Fund.........................    $188,711        $    --
Growth Fund......................................     550,417             --
International Fund...............................      78,316         79,393

MMA Praxis Mutual Fund
Report of independent accountants
         Report of
       independent
       accountants
To the Shareholder and Trustees of MMA Praxis Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, includ-ing the schedules of portfolio investments, and the related statements of oper-ations and of changes in net assets and the financial highlights present fair-ly, in all material respects, the financial position of the Intermediate Income Fund, the Growth Fund, and the International Fund (three funds constituting the MMA Praxis Mutual Funds, hereafter referred to as the "Funds") at December 31, 2000, the results of their operations for the year then ended, the changes in their net assets for each of the two years then ended and the financial high-lights for the periods presented, in conformity with accounting principles gen-erally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our au-dits of these financial statements in accordance with auditing standards gener-ally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presenta-tion. We believe that our audits, which included confirmation of securities at December 31, 2000, by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Columbus, OH
February 20, 2001

Investment Adviser
MMA Capital Management
Post Office Box 483
Goshen, Indiana 46527

Investment Sub-Adviser
(International Fund only)
Oechsle International Advisors, LLC
One International Place
Boston, Massachusetts 02110

Administrator and Distributor
BISYS Fund Services LP
3435 Stelzer Road
Columbus, Ohio 43219

Legal Counsel
Dechert
1775 Eye Street, NW
Washington, DC 20006

Auditors
PricewaterhouseCoopers LLP
100 East Broad Street
Columbus, Ohio 43215

Transfer Agent
BISYS Fund Services Ohio, Inc.
3435 Stelzer Road
Columbus, Ohio 43219

This report is for the information of shareholders of MMA Praxis Mutual Funds, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives, and operating policies of the Funds. Read the prospectus carefully before investing or sending money.

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